Touchstone Large Cap Growth Fund Touchstone Large Cap Growth Fund Touchstone Large Cap Growth Fund Touchstone Large Cap Growth Fund Touchstone Large Cap Growth Fund Touchstone Large Cap Growth Fund Touchstone Large Cap Growth Fund Touchstone Large Cap Growth Fund Touchstone Large Cap Growth Fund Touchstone Large Cap Growth Fund Touchstone Large Cap Growth Fund Touchstone Large Cap Growth Fund Touchstone Large Cap Growth Fund Touchstone Large Cap Growth Fund




                                                            November 7, 2003
   _____________________________________________________________________________


          TOUCHSTONE
          INVESTMENTS

  ______________________________________________________________________________

                    Prospectus
  ______________________________________________________________________________



   Touchstone Large Cap Growth Fund






      Research     o   Design     o     Select     o     Monitor


The Securities and Exchange Commission has not approved the Fund's shares as an investment or determined whether this Prospectus is accurate or complete.
              Anyone who tells you otherwise is committing a crime.

            Multiple Classes of Shares are Offered by this Prospectus

_______________________________________________________________________________

                         Capital Appreciation
_______________________________________________________________________________

PROSPECTUS                                                     NOVEMBER 7, 2003

TOUCHSTONE INVESTMENTS

Touchstone Large Cap Growth Fund

The Fund is a series of Touchstone Strategic Trust (the "Trust"), a group of equity mutual funds. The Trust is part of the Touchstone Funds which also consists of Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds and Touchstone Variable Series Trust, a group of variable series funds. Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone at 1.800.543.0407.

TABLE OF CONTENTS
================================================================================
                                                                            Page
--------------------------------------------------------------------------------
Large Cap Growth Fund
--------------------------------------------------------------------------------
Investment Strategies and Risks
--------------------------------------------------------------------------------
The Fund's Management
--------------------------------------------------------------------------------
Choosing a Class of Shares
--------------------------------------------------------------------------------
Investing With Touchstone
--------------------------------------------------------------------------------
Distributions and Taxes
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND

THE FUND'S INVESTMENT GOAL
--------------------------------------------------------------------------------
The Large Cap Growth Fund seeks long-term growth of capital.

ITS PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio of common stocks of large cap companies. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A large cap company has a market capitalization of more than $10 billion.

The Fund is non-diversified and may invest up to 10% of its total assets in the securities of one company and up to 25% of its total assets in the securities of one industry.

The Fund is designed to achieve the highest possible returns while minimizing risk. The sub-advisor's selection process focuses on fast growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. These may include companies in the technology sector. The sub-advisor uses an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics. The sub-advisor mainly buys stocks of companies that it believes are poised to rise in price. The investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate and operating margin expansion.

The sub-advisor attempts to uncover stocks with strong return potential and acceptable risk characteristics. The sub-advisor uses its proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above average market returns and risk levels which are reasonable for higher return rates. The sub-advisor then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria. Stocks with the best combination of growth ratios are blended into the Fund's portfolio.

Every quarter the sub-advisor evaluates its tests and re-weights their influence on the computer models as necessary. This allows the sub-advisor to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of the sub-advisor's reward/risk ratio and there are other available securities that do, the sub-advisor will probably sell the security that does not meet its criteria.

THE KEY RISKS
--------------------------------------------------------------------------------
The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down
     o If the market continually values the stocks in the Fund's portfolio lower than the sub-advisor believes they should be valued
     o If the quantitative analysis of companies in the stock screening process is not accurate

     o If the companies in which the Fund invests do not grow as rapidly or increase in value as expected
     o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors
     o Because growth oriented funds may underperform when value investing is in favor
     o Because a non-diversified fund may hold a significant percentage of its assets in the securities of one company, it may be more sensitive to market changes than a diversified fund

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find a more detailed description of risks under the heading "Investment Strategies and Risks" later in this Prospectus.

THE FUND'S PERFORMANCE
--------------------------------------------------------------------------------
The bar chart and table below give some indication of the risks of investing in the Large Cap Growth Fund. The bar chart shows the Fund's Class A performance from year to year. The bar chart does not reflect any sales charges, which would reduce your return. The return for other classes of shares offered by the Fund will differ from the Class A returns shown in the bar chart, depending on the expenses of that class.

LARGE CAP GROWTH FUND -- CLASS A TOTAL RETURNS*

YEAR       TOTAL RETURN
1998           41.17%                   Best Quarter:
                                        4th Quarter 1999          +40.00%
1999           63.03%
                                        Worst Quarter:
2000           -7.66%                   1st Quarter 2001          -27.98%

2001          -23.47%

2002          -26.70%

*Effective October 6, 2003, substantially all of the assets of the Navellier Large Cap Growth Portfolio, a series of The Navellier Millennium Funds and the Navellier Large Cap Growth Portfolio, a series of The Navellier Performance Funds were transferred into the Touchstone Large Cap Growth Fund for which shareholders of the Navellier Millennium Large Cap Growth Portfolio and the Navellier Performance Large Cap Growth Portfolio received shares of the Touchstone Large Cap Growth Fund. The performance and accounting history of the Navellier Performance Large Cap Growth Portfolio have been assumed by the
Touchstone Large Cap Growth Fund and are reflected in the bar chart above and performance table below. On October 6, 2003, the Fund replaced its sub-advisor, Fort Washington Investment Advisors, Inc. with Navellier Management, Inc.

The table compares the Fund's average annual total returns to those of the Russell 1000 Growth Index. Because the Fund has assumed the performance history of the Navellier Performance Large Cap Growth Portfolio, which was not subject to a sales charge, the table does not show the effect of the Fund's sales charge, which would reduce your return. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2002
                                                                      SINCE
                                                                      CLASS
                                            1 YEAR       5 YEARS    STARTED1
================================================================================
LARGE CAP GROWTH FUND CLASS A
Return Before Taxes                         -26.70%       3.58%       4.07%
Return After Taxes on Distributions2        -26.70%       3.56%       4.05%
Return After Taxes on Distributions and
  Sale of Fund Shares3                      -16.13%       2.90%       3.31%
Russell 1000 Growth Index4                  -27.89%      -3.84%      -3.24%
--------------------------------------------------------------------------------
1 Class A shares began operations on December 19, 1997. There is no performance information for Class B and Class C shares since the Navellier Performance Large Cap Growth Portfolio did not offer Class B and Class C shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown above. After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.
3 When the "Return After Taxes on Distributions and Sale of Fund Shares" is higher, it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.
4 The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

THE FUND'S FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                                 SHAREHOLDER FEES
                                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
================================================================================
                                 Class A Shares   Class B Shares  Class C Shares
Maximum Sales Charge Imposed on
  Purchases (as a percentage of
  offering price)                     5.75%(1)          None           None

Maximum Deferred Sales Charge
  (as a percentage of original
  purchase price or the amount
  redeemed, hichever is less)            *            5.00%(2)        1.00%(3)

Wire Redemption Fee                  Up to $15       Up to $15       Up to $15

                                       ANNUAL FUND OPERATING EXPENSES(4)
                                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
================================================================================
Management Fees                    0.75%          0.75%             0.75%

Distribution (12b-1) Fees          0.25%          1.00%             1.00%

Other Expenses                     0.50%          4.98%(5)          2.18%(5)

Total Annual Fund
  Operating Expenses               1.50%          6.73%             3.93%

Fee Waiver and/or Expense
  Reimbursement(6)                 0.20%          4.48%             1.68%

Net Expenses                       1.30%          2.25%             2.25%
--------------------------------------------------------------------------------

* Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge of 1.00% if shares are redeemed within 1 year of their purchase.
1 You may pay a reduced sales charge on very large purchases. There is no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.
2    You will  pay a 5.00%  contingent  deferred  sales  charge  if  shares  are redeemed within 1 year of their purchase. The contingent deferred sales charge will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances described in this Prospectus.
3 The 1.00% is waived if shares are held for 1 year or longer or under other circumstances described in this Prospectus.
4 Annual Fund Operating Expenses for Class A shares have been restated to reflect current fees.
5    Other Expenses are based on estimated amounts for the current fiscal year.
6 Pursuant to a written contract between Touchstone Advisors and the Trust, Touchstone Advisors has agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 1.30% for Class A shares and 2.25% for Class B and Class C shares. Touchstone Advisors has agreed to maintain these expense limitations through at least October 6, 2005.

EXAMPLE. The following example should help you compare the cost of investing in the Large Cap Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for the 10 year amounts for Class B shares, which reflect the conversion of Class B shares to Class A shares after 8 years).

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                             ASSUMING
           ASSUMING REDEMPTION AT END OF PERIOD           NO REDEMPTION
================================================================================
              Class A Shares   Class B Shares   Class C Shares   Class B Shares
--------------------------------------------------------------------------------
1 Year          $      700       $      628       $      228       $      228
3 Years(1)      $      984       $    1,367       $      880       $    1,167
5 Years(1)      $    1,310       $    2,639       $    1,727       $    2,539
10 Years(1)     $    2,229       $    4,838(2)    $    3,927       $    4,838(2)

--------------------------------------------------------------------------------
1 The examples for the 3, 5 and 10 year periods are calculated using the Total Annual Fund Operating Expenses before the limits agreed to under the written contract with Touchstone Advisors for periods after year 2.
2    Based on conversion to Class A shares after 8 years.

INVESTMENT STRATEGIES AND RISKS

CAN THE FUND DEPART FROM ITS NORMAL STRATEGIES?
--------------------------------------------------------------------------------
The Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions, including conditions when the sub-advisor is unable to identify attractive investment opportunities. The Fund's temporary investments may include debt securities, money market funds or cash equivalents. During these times, the Fund may not achieve its investment goal.

CAN THE FUND CHANGE ITS INVESTMENT GOAL?
--------------------------------------------------------------------------------
The Fund may change its investment goal by a vote of the Board of Trustees without shareholder approval. You would be notified at least 30 days before any such change takes effect.

DOES THE FUND ENGAGE IN ACTIVE TRADING OF SECURITIES?
--------------------------------------------------------------------------------
The Fund may engage in active trading to achieve its investment goal. This may cause the Fund to realize higher capital gains, which would be passed on to you. Higher capital gains could increase your tax liability. Frequent trading also increases transaction costs, which would lower the Fund's performance.

DOES THE FUND HAVE OTHER INVESTMENT STRATEGIES, IN ADDITION TO ITS PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------
The Fund may also invest in:

     o    ADRs (up to 15% of total assets)
     o    Investment grade debt securities, cash or cash equivalents

AMERICAN DEPOSITORY RECEIPTS (ADRS). ADRs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges.

INVESTMENT GRADE DEBT SECURITIES are generally rated BBB or better by Standard & Poor's Rating Service and Fitch Ratings or Baa or better by Moody's Investors Service, Inc.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?
--------------------------------------------------------------------------------
THE PRINCIPAL RISKS OF INVESTING IN THE FUND ARE LISTED BELOW.

MARKET RISK. A Fund that invests in common stocks is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. The price of stocks tends to go up and down more than the price of bonds.
     o Technology Securities. The value of technology securities may fluctuate dramatically and technology securities may be subject to greater than average financial and market risk. Investments in the high technology sector include the risk that certain products may be subject to competitive pressures and aggressive pricing and may become obsolete and the risk that new products will not meet expectations or even reach the market.

NON-DIVERSIFICATION RISK. A non-diversified Fund may invest a significant percentage of its assets in the securities of a single company. Because the Fund's holdings may be concentrated in a single company, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds may underperform when value investing is in favor.

THE FUND'S OTHER RISKS ARE LISTED BELOW.

FOREIGN INVESTING. Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign securities. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

INTEREST RATE RISK. A Fund that invests in debt securities is subject to the risk that the market value of the debt securities will decline because of rising interest rates. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

CREDIT RISK. The debt securities in a Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

THE FUND'S MANAGEMENT

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
TOUCHSTONE ADVISORS, INC. (THE ADVISOR OR TOUCHSTONE ADVISORS)
221 East Fourth Street, Cincinnati, Ohio 45202- 4133

Touchstone Advisors is responsible for selecting the Fund's sub-advisor, subject to approval the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating the Fund sub-advisor, including:

     o    Level of knowledge and skill
     o    Performance as compared to its peers or benchmark
     o    Consistency of performance over 5 years or more
     o    Level of compliance with investment rules and strategies
     o    Employees, facilities and financial strength
     o    Quality of service

Touchstone Advisors will also continually monitor the performance of the Fund's sub-advisor through various analyses and through in-person, telephone and written consultations with the sub-advisor. Touchstone Advisors discusses its expectations for performance with the sub-advisor. Touchstone Advisors provides written evaluations and recommendations to the Board of Trustees, including whether or not the sub-advisor's contract should be renewed, modified or terminated.

Touchstone Advisors has been registered as an investment advisor under the Investment Advisers Act of 1940, as amended, since 1994. As of December 31, 2002, Touchstone Advisors had approximately $1.8 billion in assets under management.

The Trust and Touchstone Advisors have applied for, and the Securities and Exchange Commission has granted, an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change investment advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Touchstone Funds. Shareholders of the Fund will be notified of any changes in its sub-advisor.

Touchstone Advisors is also responsible for running all of the operations of the Fund, except for those that are subcontracted to the sub-advisor, custodian, transfer and accounting agent and administrator. The Fund pays Touchstone Advisors a fee for its services. Out of this fee Touchstone Advisors pays the sub-advisor a fee for its services. The advisory fee paid by the Fund during its most recent fiscal year was 0.84% of its average daily net assets.

FUND SUB-ADVISOR
--------------------------------------------------------------------------------
NAVELLIER MANAGEMENT, INC. (THE SUB-ADVISOR OR NAVELLIER)
One East Liberty, Third Floor, Reno, Nevada 89501

Navellier has been registered as an investment advisor since 1993 and provides investment advisory services to mutual funds. Navellier makes the day-to-day decisions regarding buying and selling specific securities for the Fund. Navellier manages the investments held by the Fund according to its investment goals and strategies. Navellier has been managing the Fund since its inception.

Louis G. Navellier and Shawn Price are primarily responsible for managing the Fund and have managed the Fund since its inception. Mr. Navellier has been the President and Chief Executive Officer of Navellier since 1993 and Mr. Price has been a Research Analyst for Navellier since 1993.

The fee to be paid by Touchstone Advisors to Navellier during the Fund's current fiscal year is 0.45% of the Fund's average daily net assets.

CHOOSING A CLASS OF SHARES

The Fund offers Class A shares, Class B shares and Class C shares. Each class of shares has different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

CLASS A SHARES
================================================================================

The offering price of Class A shares of the Fund is equal to its net asset value
(NAV) plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment.

The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

--------------------------------------------------------------------------------
                                 SALES CHARGE AS % OF       SALES CHARGE AS % OF
AMOUNT OF YOUR INVESTMENT            OFFERING PRICE          NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Under $50,000                            5.75%                      6.10%
$50,000 but less than $100,000           4.50%                      4.71%
$100,000 but less than $250,000          3.50%                      3.63%
$250,000 but less than $500,000          2.95%                      3.04%
$500,000 but less than $1 million        2.25%                      2.30%
$1 million or more                       0.00%                      0.00%
--------------------------------------------------------------------------------
There is no front-end sales charge if you invest $1 million or more in the Fund. This includes large total purchases made through programs such as aggregation, concurrent purchases, letters of intent and rights of accumulation. These programs are described more fully in the Statement of Additional Information
(SAI). In addition, there is no front-end sales charge on purchases by certain persons related to the Fund or its service providers and certain other persons listed in the SAI. At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

If you redeem shares that you purchased as part of the $1 million purchase within 1 year, you may pay a contingent deferred sales charge (CDSC), a sales charge you pay when you redeem your shares, of 1% on the shares redeemed.

CLASS B SHARES
================================================================================
BECAUSE IN MOST CASES IT IS MORE ADVANTAGEOUS TO PURCHASE CLASS A SHARES FOR AMOUNTS IN EXCESS OF $250,000, A REQUEST TO PURCHASE CLASS B SHARES FOR $250,000 OR MORE WILL USUALLY BE CONSIDERED AS A PURCHASE REQUEST FOR CLASS A SHARES OR DECLINED.

Class B shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. A CDSC will be charged if you redeem Class B shares within 6 years after you purchased them. The amount of the CDSC will depend on how long you have held your shares, as set forth in the following table:

--------------------------------------------------------------------------------
                                                    CDSC as a
Year Since Purchase Payment Made          % of Amount Subject to Charge
--------------------------------------------------------------------------------
First                                                5.00%
Second                                               4.00%
Third                                                3.00%
Fourth                                               2.00%
Fifth                                                1.00%
Sixth                                                1.00%
Seventh and thereafter*                               None
--------------------------------------------------------------------------------
* Class B shares will automatically convert to Class A shares after they have been held for approximately 8 years.

CONVERSION TO CLASS A SHARES. Class B shares will convert automatically to Class A shares in the month of your 8-year anniversary date or in the beginning of the 9th year after the date of your original purchase of those shares. The conversion is based on the relative NAVs of the shares of the two classes on the conversion date and no sales charge will be imposed. Class B shares you have acquired through automatic reinvestment of dividends or capital gains will be converted in proportion to the total number of Class B shares you have purchased and own. Since the Rule 12b-1 distribution fees for Class A shares are lower than for Class B shares, converting to Class A shares will lower your expenses.

CLASS C SHARES
--------------------------------------------------------------------------------
BECAUSE IN MOST CASES IT IS MORE ADVANTAGEOUS TO PURCHASE CLASS A SHARES FOR AMOUNTS IN EXCESS OF $1 MILLION, A REQUEST TO PURCHASE CLASS C SHARES FOR $1 MILLION OR MORE WILL USUALLY BE CONSIDERED AS A PURCHASE REQUEST FOR CLASS A SHARES OR DECLINED.

Class C shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.

12B-1 DISTRIBUTION PLANS
--------------------------------------------------------------------------------
The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Class A, Class B and Class C shares. The plans allow the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to holders of shares. Under the Class A plan, the Fund pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class B and Class C plans, the Fund pays an annual fee of up to 1.00% of average daily net assets that attributable to Class B or Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is an account maintenance fee). Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

INVESTING WITH TOUCHSTONE

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES
--------------------------------------------------------------------------------
You can contact your financial advisor to purchase shares of the Fund. You may also purchase shares of the Fund directly from Touchstone Securities, Inc. (Touchstone). In any event, you must complete an investment application.
You may obtain an investment application from Touchstone or your financial advisor or by visiting the touchstoneinvestments.com website.

For more information about how to purchase shares, telephone Touchstone (Nationwide call toll-free 1.800.543.0407).

     ! INVESTOR ALERT: Each Touchstone Fund reserves the right to reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.

You should read this Prospectus carefully and then determine how much you want to invest. Check below to find the minimum investment requirements and ways to purchase shares in the Fund.
--------------------------------------------------------------------------------
                                                      INITIAL       ADDITIONAL
                                                    INVESTMENT      INVESTMENT

Regular Account                                       $1,000          $   50

Retirement Plan Account or
  Custodial Account under                             $  250          $   50
  a Uniform Gifts/Transfers to
  Minors Act ("UGTMA")

Investments through the
  Automatic Investment Plan                           $   50          $   50
--------------------------------------------------------------------------------
o    Investor  Alert:   Touchstone  may  change  these  initial  and  additional
     investment minimums at any time.

HOUSEHOLDING POLICY. The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, telephone Touchstone toll-free at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request.

If you or others in your household invest in the Fund through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

OPENING AN ACCOUNT
--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. Eastern time on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

For information about how to purchase shares, telephone Touchstone (Nationwide call toll-free 1.800.543.0407).

You can invest in the Fund in the following ways:

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks.
o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, by overnight mail to Touchstone, 221 East Fourth Street, Suite 300, Cincnnati, Ohio 45202-4133.
o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.
o    You may also open an account through your financial advisor.
o We price direct purchases in the Fund based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, its authorized agent or your financial advisor, by the close of the regular session of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern time,are processed at that day's public offering price. Direct investments received by Touchstone, its authorized agent or your financial advisor, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at the public offering price next determined on the following business day. It is the responsibility of the financial advisor or Touchstone's authorized agent to transmit properly completed orders so that they will be received timely by Touchstone.

BY EXCHANGE

o You may exchange shares of the Fund for shares of the same class of another Touchstone Fund at NAV. You may also exchange Class A or Class C shares of the Fund for Class A shares of any Touchstone money market fund.
o    You do not have to pay any exchange fee for your exchange.
o Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.
o If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.
o You should review the disclosure provided in the Prospectus relating to the exchanged-for shares carefully before making an exchange of your Fund shares.

THROUGH RETIREMENT PLANS

o You may invest in the Fund through various retirement plans. These include individual retirement plans and employer sponsored retirement plans, such as defined benefit and defined contribution plans.

INDIVIDUAL RETIREMENT PLANS

     o    Traditional Individual Retirement Accounts (IRAs)
     o    Savings Incentive Match Plan for Employees (SIMPLE IRAs)
     o    Spousal IRAs
     o    Roth Individual Retirement Accounts (Roth IRAs)
     o    Coverdell Education Savings Accounts (Education IRAs)
     o    Simplified Employee Pension Plans (SEP IRAs)
     o 403(b) Tax Sheltered Accounts that employ as custodian a bank acceptable to Touchstone

EMPLOYER SPONSORED RETIREMENT PLANS

     o    Defined benefit plans
     o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)
     o    457 plans

OOO SPECIAL TAX CONSIDERATION

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone (Nationwide call toll-free 1.800.543.0407) or your financial advisor.

PURCHASES WITH SECURITIES. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment goal and is otherwise acceptable to the Advisor.

ADDING TO YOUR ACCOUNT
--------------------------------------------------------------------------------
BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.
o    Make your check payable to the Touchstone Funds.
o    Write your account number on the check.
o Either: (1) Mail the check with the investment form in the envelope provided with your account statement; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.
o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number.
o Purchases in the Fund will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, on a day when the NYSE is open for regular trading.
o    Banks may charge a fee for handling wire transfers.
o You should contact Touchstone or your financial advisor for further instructions.

BY EXCHANGE

o You may add to your account by exchanging shares from an unaffiliated mutual fund or from another Touchstone Fund.
o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - By exchange" in this Prospectus.

AUTOMATIC INVESTMENT OPTIONS
--------------------------------------------------------------------------------
The various ways that you can invest in the Fund are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments of $50 or more in the Fund to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in the Fund. This occurs on a monthly basis and the minimum investment is $50.

DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic transfers of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

PROCESSING ORGANIZATIONS. You may also purchase shares of the Fund through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations to receive purchase and sales orders on their behalf. Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus.

When shares are purchased this way, there may be various differences. The processing organization may:

     o    Charge a fee for its services
     o    Act as the shareholder of record of the shares
     o    Set different minimum initial and additional investment requirements
     o    Impose other charges and restrictions
     o Designate intermediaries to accept purchase and sales orders on the Fund's behalf

Touchstone considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV (or offering price, if applicable) next computed after such order is received in proper form. It is the responsibility of the processing organization to transmit properly completed orders so that they will be received timely by Touchstone.

Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and Touchstone. Certain processing organizations may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

SELLING YOUR SHARES
--------------------------------------------------------------------------------
You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone in proper form before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

BY TELEPHONE

     o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.
     o    To  sell  your  Fund  shares  by   telephone,   call   Touchstone   at
          1.800.543.0407.
     o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.
     o If we receive your sale request before the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.
     o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.
     o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

          o    Requiring personal identification
          o Making checks payable only to the owner(s) of the account shown on Touchstone's records
          o Mailing checks only to the account address shown on Touchstone's records
          o Directing wires only to the bank account shown on Touchstone's records
          o Providing written confirmation for transactions requested by telephone
          o    Tape recording instructions received by telephone

BY MAIL

o    Write to Touchstone.
o    Indicate the number of shares or dollar amount to be sold.
o    Include your name and account number.
o Sign your request exactly as your name appears on your investment application.

BY WIRE

o    Complete the appropriate information on the investment application.
o If your proceeds are $1,000 or more, you may request that Touchstone wire them to your bank account.
o    You may be charged a fee.
o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.
o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.
o    Withdrawals can be made monthly, quarterly, semiannually or annually.
o    There is no special fee for this service.
o    There is no minimum amount required for retirement plans.

OOO SPECIAL TAX CONSIDERATION
Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

THROUGH YOUR FINANCIAL ADVISOR

o You may also sell shares by contacting your financial advisor, who may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.
o Your financial advisor is responsible for making sure that sale requests are transmitted to Touchstone in proper form in a timely manner.

OOO SPECIAL TAX CONSIDERATION
Selling your shares may cause you to incur a taxable gain or loss.

o INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

CONTINGENT DEFERRED SALES CHARGE
--------------------------------------------------------------------------------
If you purchase $1 million or more Class A shares at NAV, a CDSC of 1.00% will be charged on redemptions made within 1 year of purchase. A CDSC of 5.00% will be charged on redemptions of Class B shares made within 1 year of purchase. This charge will be incrementally reduced and after the 6th year there is no CDSC. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year of purchase.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares' NAV at the time of redemption or the time of purchase. Therefore, any increase in the share price is not subject to the CDSC. The CDSC is paid to Touchstone to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of shares.

No CDSC is applied if:
     o The redemption is due to the death or post-purchase disability of a shareholder
     o The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value
     o The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

When we determine whether a CDSC is payable on a redemption, we assume that:
     o    The redemption is made first from amounts not subject to a CDSC; then
     o    From the earliest purchase payment(s) that remain invested in the Fund

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

SIGNATURE GUARANTEES
--------------------------------------------------------------------------------
Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances requiring an original Medallion Signature Guarantee include:

o    Proceeds from the sale of shares that exceed $100,000
o Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)
o    Proceeds are being sent to an address other than the address of record
o Proceeds or shares are being sent/transferred from a joint account to an individual's account
o Changing wire or ACH instructions or sending proceeds via wire or ACH when instructions have been added within 30 days of your redemption request
o Proceeds or shares are being sent/transferred between accounts with different account registrations

RECEIVING SALE PROCEEDS
--------------------------------------------------------------------------------
Touchstone will forward the proceeds of your sale to you (or to your financial advisor) within 7 days (normally within 3 business days) from the date of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS. Proceeds that are sent to your financial advisor will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK. If you purchase Fund shares by personal check, the proceeds of a sale of those shares will not be sent to you until the check has cleared, which may take up to 15 days. If you need your money sooner, you should purchase shares by federal funds, bank wire, postal money orders, or with a certified or cashier's check.

REINSTATEMENT PRIVILEGE. You may reinvest the proceeds from a sale of your shares, a dividend, or a capital gain distribution in any of the Touchstone Funds without a sales charge. You may do so by sending a written request and a check to Touchstone within 90 days after the date of the sale, dividend or distribution. Reinvestment will be at the next NAV calculated after Touchstone receives your request.

OOO SPECIAL TAX CONSIDERATION
If you exercise the Reinstatement Privilege, you should contact your tax advisor.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act (UGTMA). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o    When the NYSE is closed for other than customary weekends and holidays
o    When trading on the NYSE is restricted
o When an emergency situation causes the Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of the Fund's net assets
o    During any other time when the SEC, by order, permits.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund's share price (also called NAV) and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. Eastern time) every day the NYSE is open. The Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone.

The Fund's investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). Some specific pricing strategies follow:

     o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.
     o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

DISTRIBUTIONS AND TAXES

OOO SPECIAL TAX CONSIDERATION
You should consult with your tax advisor to address your own tax situation.

The Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Fund's dividends are distributed and paid annually. Distributions of any capital gains earned by the Fund will be made at least annually.

TAX INFORMATION
--------------------------------------------------------------------------------
DISTRIBUTIONS. The Fund will make distributions of dividends that may be taxed at the rate of 15% (which may be taxed at different rates depending on the length of time the Fund holds its assets). The Fund's distributions may be subject to federal income tax whether you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. To the extent the underlying income of the Fund consists of qualified dividend income, income distributions by the Fund may be subject to a maximum rate of federal income tax of 15% for individuals and may qualify for the dividends received deduction for corporations.

LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains has been reduced from 20% to 15%, effective for gains taken into account, whether sold or exchanged after May 5, 2003.

OOO SPECIAL TAX CONSIDERATION

For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

BACKUP WITHHOLDING. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain distributions paid by the Fund during the prior taxable year.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance during its operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in
the  Fund  (assuming   reinvestment  of  all  dividends  and distributions). The
information for the period ended June 30, 2003 is unaudited. The information for the fiscal years ended December 31 has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

LARGE CAP GROWTH FUND - CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                               PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                        FOR THE SIX
                                        MONTHS ENDED                          FOR THE YEARS ENDED DECEMBER 31,
                                       JUNE 30, 2003     ---------------------------------------------------------------------------
                                        (UNAUDITED)         2002            2001            2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net Asset Value - Beginning of Period    $    12.19      $    16.63      $    21.73      $    23.59      $    14.47      $    10.25
                                         -------------------------------------------------------------------------------------------
Income (loss) From Investment
  Operations:
New Investment Loss ..................        (0.06)          (0.12)          (0.13)          (0.20)          (0.12)          (0.02)
Net Realized and Unrealized Gain
  (Loss) on Investments ..............         2.02           (4.32)          (4.97)          (1.61)           9.24            4.24
                                         -------------------------------------------------------------------------------------------
Total from Investment Operations .....         1.96           (4.44)          (5.10)          (1.81)           9.12            4.22
                                         -------------------------------------------------------------------------------------------
Distributions to Shareholders:

>From Net Realized Gain ...............           --              --              --           (0.05)             --              --
                                         -------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset
  Value ..............................         1.96           (4.44)          (5.10)          (1.86)           9.12            4.22
                                         -------------------------------------------------------------------------------------------
Net Asset Value - End of Period ......   $    14.16      $    12.19      $    16.63      $    21.73      $    23.59      $    14.47
                                         -------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN ..............       16.16%(A)     (26.70)%        (23.47)%         (7.66)%          63.03%          41.17%

RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2)         1.49%(B)        1.49%           1.49%           1.48%           1.49%           1.54%

Expenses Before Reimbursement (Note 2)        2.08%(B)        2.20%           1.99%           1.76%           2.75%           9.11%

Net Investment Loss After
  Reimbursement (Note 2) .............      (0.96)%(B)      (0.82)%         (0.62)%         (1.14)%         (0.99)%         (0.43)%

Net Investment Loss Before
  Reimbursement (Note 2) .............      (1.55)%(B)      (1.53)%         (1.12)%         (1.43)%         (2.26)%         (8.00)%

SUPPLEMENTARY DATA:

Portfolio Turnover Rate ..............          23%            115%            124%             54%             75%             80%

Net Assets at End of Period
  (in thousands) .....................   $   18,571      $   13,831      $   20,835      $   44,068      $   12,667      $    2,402

Number of Shares Outstanding at End
  of Period (in thousands) ...........        1,312           1,134           1,253           2,028             537             166

-----------------------------------------

A    Total returns for periods of less than one year are not annualized.

B    Annualized.

                See Notes to Financial Statements

TOUCHSTONE INVESTMENTS

DISTRIBUTOR
Touchstone Securities, Inc.
221 East Fourth Street, Suite 300
Cincinnati, Ohio 45202-4133
1.800.638.8194
www.touchstoneinvestments.com
-----------------------------

INVESTMENT ADVISOR
Touchstone Advisors, Inc.
221 East Fourth Street, Suite 300
Cincinnati, Ohio 45202-4133

TRANSFER AGENT
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
1.800.543.0407

A Member of Western & Southern Financial Group(R)

For investors who want more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Fund and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS: The Fund's annual and semiannual reports provide additional information about the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can get free copies of the SAI, the reports, other information and answers to your questions about the Fund by contacting your financial advisor, or the Fund at:
Touchstone Funds
P.O. Box 53540
Cincinnati, Ohio 45201-5354
1.800.543.0407
http://www.touchstoneinvestments.com

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.942.8090.

Reports and other information about the Fund are available on the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Room of the SEC, 450 Fifth Street N.W., Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-3651

                           TOUCHSTONE STRATEGIC TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                 November 7, 2003


                              Emerging Growth Fund
                                 Value Plus Fund
                                Enhanced 30 Fund
                              Large Cap Growth Fund
                            Growth Opportunities Fund
                              Small Cap Growth Fund

This Statement of Additional Information is not a prospectus. It should be read together with the Funds' Prospectuses dated August 1, 2003 and November 7, 2003. The Funds' financial statements are contained in their Annual Reports, which are incorporated by reference into this Statement of Additional Information. You may receive a copy of a Fund's Prospectus or most recent Annual and Semiannual Report by writing the Trust at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202-4133, by calling the Trust nationwide toll-free 800-543-0407, in Cincinnati 362-4921, or by visiting our website at touchstoneinvestments.com.

                       STATEMENT OF ADDITIONAL INFORMATION

                           TOUCHSTONE STRATEGIC TRUST
                        221 EAST FOURTH STREET, SUITE 300
                           CINCINNATI, OHIO 45202-4133

                                TABLE OF CONTENTS
                                                                            PAGE

THE TRUST......................................................................3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................................4

INVESTMENT RESTRICTIONS.......................................................27

TRUSTEES AND OFFICERS.........................................................31

THE INVESTMENT ADVISOR AND SUB-ADVISORS...................................... 37

PROXY VOTING PROCEDURES.......................................................44

THE DISTRIBUTOR...............................................................50

DISTRIBUTION PLANS............................................................52

SECURITIES TRANSACTIONS.......................................................54

CODE OF ETHICS................................................................57

PORTFOLIO TURNOVER............................................................57

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE..........................57

CHOOSING A SHARE CLASS........................................................58

OTHER PURCHASE INFORMATION....................................................63

TAXES.........................................................................66

REDEMPTION IN KIND............................................................69

HISTORICAL PERFORMANCE INFORMATION............................................70

PRINCIPAL SECURITY HOLDERS....................................................80

CUSTODIAN.....................................................................84

AUDITORS......................................................................84

TRANSFER, ACCOUNTING AND ADMINISTRATIVE AGENT.................................84

FINANCIAL STATEMENTS..........................................................86

APPENDIX......................................................................87

THE TRUST
---------

Touchstone Strategic Trust (the "Trust"), formerly Countrywide Strategic Trust, an open-end, diversified management investment company, was organized as a Massachusetts business trust on November 18, 1982. The Trust currently offers six series of shares to investors: the Large Cap Growth Fund (formerly the Equity Fund), the Growth Opportunities Fund (formerly the Growth/Value Fund), the Emerging Growth Fund, the Value Plus Fund, the Enhanced 30 Fund and the Small Cap Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment goal and policies.

Pursuant to an Agreement and Plan of Reorganization, on May 1, 2000, each of the Emerging Growth Fund and the Value Plus Fund succeeded to the assets and liabilities of another mutual fund of the same name that was an investment series of Touchstone Series Trust. The investment goals, strategies, policies and restrictions of each Fund and its predecessor fund are substantially identical. The financial data and information in this Statement of Additional Information with respect to the Emerging Growth Fund and the Value Plus Fund for periods ended prior to May 1, 2000 are for the predecessor funds.

Pursuant to an Agreement and Plan of Reorganization dated June 30, 2003, the Large Cap Growth Fund series of the Trust was reorganized by acquiring the Navellier Millennium Large Cap Growth Portfolio and the Navellier Performance Large Cap Growth Portfolio. The investment goal and fundamental restrictions of the Touchstone Large Cap Growth Fund did not change, but certain investment strategies changed as a result of the reorganization. The financial data and performance in this Statement of Additional Information with respect to the Large Cap Growth Fund are carried forward from the Navellier Performance Large Cap Growth Portfolio.

Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trust. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Class A shares, Class B shares and Class C shares of the Funds represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares is subject to different sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

Each Fund has its own investment goal, strategies and related risks. There can be no assurance that a Fund's investment goal will be met. The investment goal and practices of each Fund (except the Growth Opportunities Fund) are nonfundamental policies that may be changed by the Board of Trustees without shareholder approval, except in those instances where shareholder approval is expressly required. If there is a change in a Fund's investment goal, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs. The investment restrictions of the Funds are fundamental and can only be changed by vote of a majority of the outstanding shares of the applicable Fund.

A more detailed discussion of some of the terms used and investment policies described in the Prospectuses (see "Investment Strategies and Risks") appears below:

FIXED-INCOME AND OTHER DEBT SECURITIES

Fixed-income and other debt instrument securities include all bonds, high yield or "junk" bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Funds. The market value of the obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally would increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by Standard & Poor's Rating Service ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Fund Sub-Advisor also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See "When-Issued and Delayed-Delivery Securities" below.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a description of commercial paper ratings, see the Appendix.

MEDIUM AND LOWER RATED AND UNRATED SECURITIES. Securities rated in the fourth highest category by a rating organization although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Fund Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In light of these risks, the Board of Trustees of the Trust has instructed the Fund Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Fund Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the securities.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

In considering investments for a Fund, the Fund Sub-Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Fund Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, un-conditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the SEC's restrictions that limit investments in illiquid securities to no more than 15% of the value of a Fund's net assets.

The Growth Opportunities Fund may also invest in certificates of deposit, bankers' acceptances and time deposits issued by foreign branches of national banks. Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers' acceptances are U.S. dollar denominated bankers' acceptances "accepted" by foreign branches of major U.S. commercial banks. Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

MORTGAGE-RELATED SECURITIES. There are several risks associated with mortgage-related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Fund Sub-Advisor, the Funds' restrictions on investments in illiquid instruments will apply.

STRIPPED MORTGAGE-RELATED SECURITIES. These securities are either issued and guaranteed, or privately issued but collateralized by securities issued, by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans. A Fund will invest in stripped mortgage-related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its Fund Sub-Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of stripped mortgage-related securities may offset all or a portion of any decline in value of the securities held by the Fund.

Investing in stripped mortgage-related securities involves the risks normally associated with investing in mortgage-related securities. See "Mortgage-Related Securities" above. In addition, the yields on stripped mortgage- related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage-related securities and increasing the yield to maturity on principal-only stripped mortgage-related securities. Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an interest-only stripped mortgage-related security. Under current market conditions, the Fund expects that investments in stripped mortgage-related securities will consist primarily of interest-only securities. Stripped mortgage-related securities are currently traded in an over-the-counter market maintained by several large investment-banking firms. There can be no assurance that the Fund will be able to affect a trade of a stripped mortgage-related security at a time when it wishes to do so. The Fund will acquire stripped mortgage-related securities only if a secondary market for the securities exists at the time of acquisition. Except for stripped mortgage-related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, a Fund will treat government stripped mortgage-related securities and privately-issued mortgage-related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

The  Growth  Opportunities  Fund may also  purchase  Coupons  Under  Book  Entry
Safekeeping ("CUBES"), Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations. The Growth Opportunities Fund will limit its investment in such instruments to 20% of its total assets. STRIPS are Separately Traded Registered Interest and Principal Securities.

ZERO COUPON SECURITIES. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include CUBES, which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CUSTODIAL RECEIPTS. Custodial receipts or certificates, such as CATS, TIGRs and Financial Corporation certificates ("FICO Strips"), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at a time when a Fund would not have otherwise done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

These instruments will be considered illiquid securities and so will be limited in accordance with the Funds' restrictions on illiquid securities.

ILLIQUID SECURITIES

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Each Fund may not invest more than 15% of its net assets in securities that are illiquid or otherwise not readily marketable.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

A Fund Sub-Advisor will monitor the liquidity of Rule 144A securities in each Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Fund Sub-Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

A Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Funds' limit on illiquid securities. The Board of Trustees of the Trust, with advice and information from the respective Fund Sub-Advisor, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from such Fund Sub-Advisor, the Board of Trustees of the Trust will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, a Fund's illiquidity could increase and the Fund could be adversely affected.

A Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund Sub-Advisor believes that
Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Sub-Advisor, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities.

No Fund will invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

FOREIGN SECURITIES

Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

The Growth Opportunities Fund may invest up to 10% of its total assets at the time of purchase in the securities of foreign issuers. The Emerging Growth Fund may invest up to 20% of its total assets in securities of foreign issuers. The Large Cap Growth Fund may invest up to 15% of its total assets in foreign securities traded on the U.S. market.

EMERGING MARKET COUNTRIES. Emerging market countries are countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway,
Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) has its principal trading market for its stock in an emerging market country, or (ii) derives at least 50% of its revenues or profits from corporations within emerging market countries or has at least

50% of its assets located in emerging market countries. The Emerging Growth Fund may invest up to 10% of its total assets in emerging market countries. The Large Cap Growth Fund may invest up to 15% of its total assets in securities of emerging market countries traded on the U.S. market.

Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

CURRENCY EXCHANGE RATES. A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

ADRS, ADSS, EDRS AND CDRS. American Depository Receipts ("ADRs") and American Depository Shares ("ADSs") are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), may also be purchased by the Funds. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.

OPTIONS

A Fund may write (sell), to a limited extent, only covered call and put options ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

When a Fund writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Fund's custodian or by placing liquid securities in a segregated account at the Fund's custodian. When a Fund writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account at the Fund's custodian.

A Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Funds have adopted certain other nonfundamental policies concerning option transactions that are discussed below. A Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

OPTIONS ON STOCKS. A Fund may write or purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which a Fund owns the underlying stock sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying stock.

To close out a position when writing covered options, a Fund may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased.

OPTIONS ON SECURITIES INDEXES. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the Fund generally will only purchase or write such an option if the Fund Sub-Advisor believes the option can be closed out.

Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the respective Fund Sub-Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund Sub-Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

When a Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Fund's custodian.

Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple.

The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by a Fund of options on security indexes will be subject to the Fund Sub-Advisor's ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

RELATED INVESTMENT POLICIES. A Fund may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Funds which may invest in foreign securities, on foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Options on foreign currencies may be written for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire, unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

The Funds may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RELATED INVESTMENT POLICIES. Each Fund that may invest in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when the Fund Sub-Advisor anticipates that the currency will appreciate in value.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options ("OTC Options") will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

FORWARD CURRENCY CONTRACTS. Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Funds from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Each Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Fund Sub-Advisor's long-term investment decisions, a Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Fund Sub-Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund's ability to utilize forward currency contracts may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

BORROWING AND LENDING

BORROWING. The Funds may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law, for temporary or emergency purposes and to meet redemptions and may pledge their assets to secure such borrowings. The 1940 Act requires the Funds to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Funds would be required to reduce their borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce their borrowings, the Funds might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Funds may have less net investment income during periods when its borrowings are substantial. The interest paid by the Funds on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

A Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets. As a matter of current operating policy, the Emerging Growth Fund, the Enhanced 30 Fund, the Value Plus Fund, the Large Cap Growth Fund and the Small Cap Growth Fund each intend to borrow money only as a temporary measure for extraordinary or emergency purposes. This policy is not fundamental and may be changed by the

Board of Trustees without shareholder approval.

LENDING. By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

As a matter of current operating policy, the Large Cap Growth Fund intends to limit the amount of loans of portfolio securities to no more than 25% of its net assets. This policy may be changed by the Board of Trustees without shareholder approval.

OTHER INVESTMENT POLICIES

SWAP AGREEMENTS. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Swap agreements may involve leverage and may be highly volatile. Swap agreements may have a considerable impact on a Fund's performance, depending on how they are used. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Fund Sub-Advisor, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of a Fund's other illiquid securities, to 15% of that Fund's net assets.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, a Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

Securities purchased on a when issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Funds will enter into repurchase agreements that are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

REVERSE REPURCHASE AGREEMENTS AND FORWARD ROLL TRANSACTIONS. In a reverse repurchase agreement a Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage-backed securities and involve a repurchase of a substantially similar security. At the time the Fund enters into a reverse repurchase agreement or forward roll transaction it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements and forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements and forward roll transactions are considered to be borrowings by a Fund.

TEMPORARY INVESTMENTS. For temporary defensive purposes during periods when the Fund Sub-Advisor believes, in consultation with the Advisor, that pursuing the Fund's basic investment strategy may be inconsistent with the best interests of its shareholders, a Fund may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

A Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.

CONVERTIBLE SECURITIES. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

ASSET COVERAGE. To assure that a Fund's use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with its custodian containing liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. A Fund may purchase warrants and rights, provided that no Fund presently intends to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

SHORT-TERM TRADING. Short-term trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Fund in order to take advantage of what the Sub-Advisor believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of a Fund and its transaction costs.

VARIABLE AND FLOATING RATE SECURITIES. The Growth Opportunities Fund may acquire variable and floating rate securities, subject to the Fund's investment objective, policies and restrictions. A variable rate security is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value.

DERIVATIVES. A Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Fund Sub-Advisor will use derivatives only in circumstances where the Fund Sub-Advisor believes they offer the most economic means of improving the risk/reward profile of the Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative.

INITIAL PUBLIC OFFERINGS ("IPOS"). The Emerging Growth Fund and the Small Cap Growth Fund may invest in IPOs. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transactions costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's asset grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares.

The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited products.

SENIOR SECURITIES. As a matter of current operating policy, the following activities will not be considered to be issuing senior securities with respect to the Funds:

     1. Collateral arrangements in connection with any type of option, futures contract, forward contract or swap.
     2. Collateral arrangements in connection with initial and variation margin.
     3. A pledge, mortgage or hypothecation of a Fund's assets to secure its borrowings.
     4. A pledge of a Fund's assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

MAJORITY. As used in this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

RATING SERVICES

The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, each Fund Sub-Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees of the Trust. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but a Fund Sub-Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectus is set forth in the Appendix to this Statement of Additional Information.

INVESTMENT RESTRICTIONS
-----------------------

The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative note of a majority of the outstanding shares of that Fund.

THE FUNDAMENTAL LIMITATIONS APPLICABLE TO THE FUNDS ARE:

     1. BORROWING MONEY. The Funds may not engage in borrowing except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

     2. UNDERWRITING. (VALUE PLUS FUND, ENHANCED 30 FUND, LARGE CAP GROWTH FUND, GROWTH OPPORTUNITIES FUND AND SMALL CAP GROWTH FUND). The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

     (EMERGING GROWTH FUND). The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.

     3. LOANS. The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

     4. REAL ESTATE. The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

     5. COMMODITIES. The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

     6. CONCENTRATION OF INVESTMENTS. The Funds may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     7. SENIOR SECURITIES. The Funds may not issue senior securities except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

ADDITIONAL RESTRICTIONS. The Trust, on behalf of each Fund, has adopted the following additional restrictions as a matter of "operating policy." These restrictions are changeable by the Board of Trustees without shareholder vote.

THE FOLLOWING INVESTMENT LIMITATIONS FOR THE VALUE PLUS FUND AND THE ENHANCED 30 FUND ARE NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

     1. BORROWING MONEY. A Fund will not borrow money (including through reverse repurchase agreements or forward roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%;

     2. PLEDGING. A Fund will not pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

     3. MARGIN PURCHASES. A Fund will not purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     4. SELLING SECURITIES. A Fund will not sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

     5. INVESTING FOR CONTROL. A Fund will not invest for the purpose of exercising control or management;

     6. ILLIQUID SECURITIES. A Fund will not invest more than 15% of its net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Fund's Board of Trustees has determined the commercial paper to be liquid; or (ii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Fund's Board of Trustees has determined that the commercial paper is equivalent quality and is liquid;

     7. RESTRICTED SECURITIES. A Fund will not invest more than 10% of its total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 144A Securities deemed liquid by the Fund's Board of Trustees);

     8. SECURITIES OF ONE ISSUER. A Fund will not purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

     9. SHORT SALES. A Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Funds have no current intention to engage in short selling);

     10. PURCHASE OF PUTS AND CALLS. A Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets;

     11.WRITING OF PUTS AND CALLS. A Fund will not write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written).

     12. PUTS AND CALLS ON FUTURES. A Fund will not buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

THE FOLLOWING INVESTMENT LIMITATIONS FOR THE LARGE CAP GROWTH FUND AND THE SMALL CAP GROWTH FUND ARE NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER
APPROVAL:

     1.   LARGE  CAP  GROWTH   FUND  80%   INVESTMENT   POLICY.   Under   normal
          circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in a nondiversified portfolio of common stocks of large cap companies. A large cap company has a market capitalization of more than $10 billion.

     2.   SMALL  CAP  GROWTH   FUND  80%   INVESTMENT   POLICY.   Under   normal
          circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in equity securities of small cap companies. A small cap company has a market capitalization of less than $2 billion.

     Shareholders of the applicable Fund will be provided with at least 60 days' prior notice of any change to either of these policies. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

THE  FOLLOWING   INVESTMENT   LIMITATION   FOR  THE  EMERGING   GROWTH  FUND  IS
NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

     1. BORROWING MONEY. The Emerging Growth Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage.

THE FOLLOWING INVESTMENT LIMITATIONS FOR THE GROWTH OPPORTUNITIES FUND ARE NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

     1. ILLIQUID INVESTMENTS. The Fund will not purchase securities for which there are legal or contractual restrictions on resale or for which no readily available market exists (or engage in a repurchase agreement maturing in more than seven days) if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities.

     2. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information involving margin purchases.

     3. SHORT SALES. The Fund will not make short sales of securities.

With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money or investing in illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS
---------------------

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Funds and other directorships held.

--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES1:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER
                                       TERM OF                                                     OF
                                       OFFICE2                                                    FUNDS
                                         AND                                                    OVERSEEN
         NAME            POSITION      LENGTH                                                    IN THE          OTHER
        ADDRESS          HELD WITH     OF TIME      PRINCIPAL OCCUPATION(S) DURING PAST 5       TOUCHSTONE   DIRECTORSHIPS
          AGE            TRUST          SERVED                      YEARS                       COMPLEX3         HELD4
--------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder         Trustee       Until        President and a director of IFS                 29      Director of
Touchstone                             retirement   Financial Services, Inc. (a holding                     LaRosa's (a
Advisors, Inc.                         at age 75    company), Touchstone Advisors, Inc. (the                restaurant chain).
221 East Fourth Street                 or until     Trust's investment advisor) and
Cincinnati, OH                         she          Touchstone Securities, Inc. (the Trust's
Age: 47                                resigns      distributor).  She is Senior Vice
                                       or is        President of The Western and Southern
                                       removed      Life Insurance Company and a director of
                                                    Capital Analysts Incorporated (a
                                       Trustee      registered investment advisor and
                                       since 1999   broker-dealer), Integrated Fund
                                                    Services, Inc. (the Trust's
                                                    administrator and transfer agent) and
                                                    IFS Fund Distributors, Inc. (a
                                                    registered broker-dealer). She is also
                                                    President and a director of IFS Agency
                                                    Services, Inc. (an insurance agency),
                                                    W&S Financial Group Distributors, Inc.
                                                    and Fort Washington Brokerage Services,
                                                    Inc. (a registered broker-dealer). She
                                                    was President of Touchstone Tax-Free
                                                    Trust, Touchstone Investment Trust,
                                                    Touchstone Variable Series Trust and
                                                    Touchstone Strategic Trust until 2002.
--------------------------------------------------------------------------------------------------------------------------------
John F. Barrett          Trustee       Until        Chairman of the Board, President and              29    Director of The
The Western and                        retirement   Chief Executive Officer of The Western                  Andersons Inc. (an
Southern Life                          at age 75    and Southern Life Insurance Company and                 agribusiness and
Insurance Company                      or until     Western- Southern Life Assurance                        retailing
400 Broadway                           he resigns   Company; Director and Chairman of                       company),
Cincinnati, OH                         or is        Columbus Life Insurance Company, Fort                   Convergys
Age: 53                                removed      Washington Investment Advisors, Inc.,                   Corporation (a
                                                    Integrity Life Insurance Company and                    provider of
                                       Trustee      National Integrity Life Insurance Company;              integrated billing
                                       since 2002   Director of Eagle Realty Group, Inc. and                solutions,
                                                    Eagle Realty Investments, Inc.; Director,               customer care
                                                    Chairman and CEO of WestAd, Inc.; President             services and
                                                    and Trustee of Western & Southern Foundation.           employee care
                                                                                                            services) and
                                                                                                            Fifth Third
                                                                                                            Bancorp.
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
--------------------------------------------------------------------------------------------------------------------------------
J. Leland Brewster II    Trustee       Until        Retired Senior Partner of Frost Brown           29      Director of
5155 Ivyfarm Road                      retirement   Todd LLC (a law firm).                                  Consolidated
Cincinnati, OH                         in 2005 or                                                           Health Services,
Age: 75                                until he                                                             Inc.
                                       resigns or
                                       is removed

                                       Trustee
                                       since
                                       2000
--------------------------------------------------------------------------------------------------------------------------------
William O. Coleman       Trustee       Until        Retired Vice President of The Procter &         29      Director of
c/o Touchstone                         retirement   Gamble Company.  A Trustee of The                       LCA-Vision (a
Advisors, Inc.                         at age 75    Procter & Gamble Profit Sharing Plan and                laser vision
221 East Fourth Street                 or until     The Procter & Gamble Employee Stock                     correction
Cincinnati, OH                         he resigns   Ownership Plan.                                         company) and
Age: 73                                or is                                                                Millennium
                                       removed                                                              Bancorp.

                                       Trustee
                                       since 1999
--------------------------------------------------------------------------------------------------------------------------------

                                       32

--------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox           Trustee       Until        President and Chief Executive Officer of        29      Director of the
105 East Fourth Street                 retirement   Cox Financial Corp. (a financial                        Federal Reserve
Cincinnati, OH                         at age 75    services company).                                      Bank of Cleveland;
Age: 55                                or until                                                             Broadwing, Inc. (a
                                       he resigns                                                           communications
                                       or is                                                                company); and
                                       removed                                                              Cinergy
                                                                                                            Corporation (a
                                       Trustee                                                              utility company).
                                       since 1999
--------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner         Trustee       Until        Principal of HJL Enterprises (a                 29      None
4700 Smith Road                        retirement   privately held investment company);
Cincinnati, OH                         at age 75    Chairman of Crane Electronics, Inc. (a
Age: 65                                or until     manufacturer of electronic connectors).
                                       he resigns
                                       or is
                                       removed

                                       Trustee
                                       since 1989
--------------------------------------------------------------------------------------------------------------------------------
Oscar P. Robertson       Trustee       Until        President of Orchem, Inc. (a chemical           29      Director of
621 Tusculum Avenue                    retirement   specialties distributor), Orpack Stone                  Countrywide Credit
Cincinnati, OH                         at age 75    Corporation (a corrugated box                           Industries, Inc.
Age: 64                                or until     manufacturer) and ORDMS (a solution
                                       he resigns   planning firm).
                                       or is
                                       removed

                                       Trustee
                                       since
                                       1995
--------------------------------------------------------------------------------------------------------------------------------
Robert E.                Trustee       Until        Retired Partner of KPMG LLP (a certified        29      Trustee of Good
Stautberg                              retirement   public accounting firm).  He is Vice                    Samaritan
4815 Drake Road                        at age 75    President of St. Xavier High School.                    Hospital, Bethesda
Cincinnati, OH                         or until                                                             Hospital and
Age: 69                                he resigns                                                           Tri-Health, Inc.
                                       or is
                                       removed

                                       Trustee
                                       since 1999
--------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti          Trustee       Until        CEO and Chairman of Avaton, Inc. (a             29      None
5400 Waring Drive                      retirement   wireless entertainment company).  CEO
Cincinnati, OH                         at age 75    and Chairman of Astrum Digital
Age: 54                                or until     Information (an information monitoring
                                       he resigns   company) from 2000 until 2001; President
                                       or is        of Great American Life Insurance Company
                                       removed      from 1999 until 2000; A Director of
                                                    Chiquita Brands International, Inc.
                                       Trustee      until 2000; Senior Executive of American
                                       since 2002   Financial Group, Inc. (a financial
                                                    services company) from 1996 until 1999.
--------------------------------------------------------------------------------------------------------------------------------

1 Ms. McGruder, as President and a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor, is an "interested person" of the Trust within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., and Chairman of Fort Washington Investment Advisors, Inc., a Trust sub-advisor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

2 Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he sooner dies, resigns or is removed.

3 The Touchstone Funds consist of six series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and eleven variable annuity series of Touchstone Variable Series Trust.

4 Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust.

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
OFFICERS:
-------------------------------------------------------------------------------------------------------------------------
                                    TERM OF
                                    OFFICE                                                 NUMBER OF
                                      AND                                                FUNDS OVERSEEN
       NAME            POSITION    LENGTH OF                                                 IN THE      OTHER
      ADDRESS         HELD WITH      TIME         PRINCIPAL OCCUPATION(S) DURING PAST 5    TOUCHSTONE    DIRECTORSHIPS
        AGE             TRUST1      SERVED                     YEARS                       COMPLEX2      HELD
-------------------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan   President    Until he    Senior Vice President of Touchstone             29        None
Touchstone                         sooner      Advisors, Inc. and Touchstone
Advisors, Inc.                     dies,       Securities,  Inc.; Senior Vice President
221 East Fourth                    resigns,    of Evergreen  Investment  Services until
Street                             is          March 2002.
Cincinnati, OH                     removed
Age: 37                            or
                                   becomes
                                   disqualified

                                   President
                                   since
                                   2002
-------------------------------------------------------------------------------------------------------------------------
Michael S. Spangler   Vice         Until he    Vice  President of Touchstone  Advisors,        29        None
Touchstone           President     sooner      Inc. and  Touchstone  Securities,  Inc.;
Advisors, Inc.                     dies,       Vice  President of Evergreen  Investment
221 East Fourth                    resigns,    Services until July 2002.
Street                             is
Cincinnati, OH                     removed
Age: 36                            or
                                   becomes
                                   disqualified

                                   Vice
                                   President
                                   since
                                   2002
-------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch      Vice          Until he    Director of Compliance of Fort                  29        None
Touchstone           President     sooner      Washington Brokerage Services, Inc.
Advisors, Inc.                     dies,       Chief Compliance Officer of Puglisi &
221 East Fourth                    resigns,    Co. from May 2001 until August 2002;
Street                             is          Vice President - Compliance of Palisade
Cincinnati, OH                     removed     Capital Management from June 1997 until
Age: 46                            or          January 2000.
                                   becomes
                                   disqualified

                                   Vice
                                   President
                                   since 2003
-------------------------------------------------------------------------------------------------------------------------
Terrie A.            Controller    Until she   Senior Vice President, Chief Financial          29        None
Wiedenheft                         sooner      Officer and Treasurer of Integrated
Touchstone                         dies,       Fund Services, Inc., IFS Fund
Advisors, Inc.                     resigns,    Distributors, Inc. and Fort Washington
221 East Fourth                    is          Brokerage Services, Inc. She is Chief
Street                             removed     Financial Officer of IFS Financial
Cincinnati, OH                     or          Services, Inc., Touchstone Advisors,
Age: 40                            becomes     Inc. and Touchstone Securities, Inc.
                                   disquali-   and Assistant Treasurer of Fort
                                   fied        Washington Investment Advisors, Inc.

                                   Controller
                                   since 2000

-------------------------------------------------------------------------------------------------------------------------
Scott A. Englehart   Treasurer     Until he    President of Integrated Fund Services,          29        None
Integrated Fund                    sooner      Inc. and IFS Fund Distributors, Inc.
Services, Inc.                     dies,       From 1998 until 2000, he was a
221 East Fourth                    resigns,    Director, Transfer Agency and Mutual
Street                             is          Fund Distribution for Nationwide
Cincinnati, OH                     removed     Advisory Services, Inc.
Age: 41                            or
                                   becomes
                                   disqualified

                                   Treasurer
                                   since
                                   2000
-------------------------------------------------------------------------------------------------------------------------

                                       34

-------------------------------------------------------------------------------------------------------------------------
Tina H. Bloom        Secretary     Until she   Vice President - Managing Attorney of           29        None
Integrated Fund                    sooner      Integrated Fund Services, Inc. and IFS
Services, Inc.                     dies,       Fund Distributors, Inc.
221 East Fourth                    resigns,
Street                             is
Cincinnati, OH                     removed
Age: 35                            or
                                   becomes
                                   disqualified

                                   Secretary
                                   since 1999
-------------------------------------------------------------------------------------------------------------------------

1 Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust.
2 The Touchstone Funds consist of six series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and eleven variable annuity series of Touchstone Variable Series Trust.

TRUSTEE OWNERSHIP IN THE TOUCHSTONE FUNDS

The following table reflects the Trustees' beneficial ownership in the Trust and the Touchstone Funds as of December 31, 2002:

                                                              AGGREGATE DOLLAR
                                     DOLLAR RANGE OF           RANGE OF EQUITY
                                   EQUITY SECURITIES IN         SECURITIES IN
                                          TRUST                THE TOUCHSTONE
                                                                   FUNDS1

John F. Barrett                     $     1 - $10,000         $    1 - $10,000
J. Leland Brewster II               $10,001 - $50,000         $10,001 - $50,000
William O. Coleman                  $10,001 - $50,000         $10,001 - $50,000
Phillip R. Cox                             None                     None
H. Jerome Lerner                           None                 Over $100,000
Jill T. McGruder                    $10,001 - $50,000         $50,001 - 100,000
Oscar P. Robertson                    Over $100,000             Over $100,000
Robert E. Stautberg                 $10,001 - $50,000         $10,001 - $50,000
John P. Zanotti                       $ 1 - $10,000             $1 - $10,000

1 The Touchstone Funds consists of six series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and eleven variable annuity series of Touchstone Variable Series Trust.

TRUSTEE COMPENSATION

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Funds during the fiscal year ended March 31, 2003.

                                              DEFERRED         AGGREGATE
                                              COMPENSATION     COMPENSATION FROM
                             COMPENSATION     ACCRUED          THE TOUCHSTONE
NAME                         FROM TRUST       FROM TRUST1      FUNDS2
John F. Barrett              $    0           $    0           $     0
J. Leland Brewster II        $1,726           $3,462           $20,300
William O. Coleman           $5,687           $    0           $22,300
Philip R. Cox                $5,687           $    0           $22,300
H. Jerome Lerner             $5,562           $    0           $21,800
Jill T. McGruder             $    0           $    0           $     0
Oscar P. Robertson           $1,700           $2,612           $17,250
Robert E. Stautberg          $1,869           $3,818           $22,300
John P. Zanotti              $  494           $1,381           $ 7,800

1 Effective January 1, 2001, the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), are eligible to participate in the Touchstone Trustee Deferred Compensation Plan that allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Family of Funds during the fiscal year ended March 31, 2003 is as follows: J. Leland Brewster II - $13,848, Oscar P. Robertson - $10,448, Robert E. Stautberg - $15,271 and John P. Zanotti - $5,525.

2 The Touchstone Funds consist of six series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and eleven variable annuity series of Touchstone Variable Series Trust.

Effective January 1, 2003, each Independent Trustee receives a quarterly retainer of $3,000 and a fee of $3,000 for each Board meeting attended in person and $300 for attendance by telephone. Each Committee member receives a fee of $1,000 for each committee meeting attended in person and $300 for attendance by telephone. The lead Trustee and Committee Chairmen receive an additional $500 quarterly retainer. All fees are split equally among the Trust, Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust.

STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.

AUDIT COMMITTEE. Messrs. Brewster, Lerner and Stautberg are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended March 31, 2003, the Audit Committee held four meetings.

VALUATION COMMITTEE. Messrs. Coleman, Cox, Robertson and Zanotti are members of the Valuation Committee. The Valuation Committee is responsible for overseeing procedures for valuing securities held by the Trust and responding to any pricing issues that may arise. During the fiscal year ended March 31, 2003, the Valuation Committee held four meetings.

NOMINATING COMMITTEE. Messrs. Brewster, Coleman, Cox and Stautberg are members of the Nominating Committee. The Nominating Committee is responsible for selecting candidates to serve on the Board and its operating committees. During the fiscal year ended March 31, 2003, the Nominating Committee held one meeting. The Nominating Committee does not consider nominees recommended by shareholders.

THE INVESTMENT ADVISOR AND SUB-ADVISORS

THE INVESTMENT ADVISOR. Touchstone Advisors, Inc. (the "Advisor"), is the Funds' investment manager. The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western - Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of the Advisor because of her position as President and Director of the Advisor. Mr. Barrett may be deemed to be an affiliate of the Advisor because of his position as President and Chairman of The Western and Southern Life Insurance Company, Western & Southern Financial Group, Inc. and Western - Southern Mutual Holding Company, parent companies of the Advisor. Ms. McGruder and Mr. Barrett, by reason of such affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Under the terms of the investment advisory agreement between the Trust and the Advisor, the Advisor appoints and supervises each Fund Sub-Advisor, reviews and evaluates the performance of the Fund Sub-Advisors and determines whether or not a Fund's Sub-Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Fund pays the Advisor a fee computed and accrued daily and paid monthly at an annual rate as shown below:

Emerging Growth Fund         0.80% of average daily net assets

Value Plus Fund              0.75% on the first $100 million of
                                   average daily net assets
                             0.70% from $100 million to $200 million
                                   of average daily net assets
                             0.65% from $200 million to $300 million
                                   of average daily net assets
                             0.60% thereafter

Enhanced 30 Fund             0.65% on the first $100 million
                                   of average daily net assets
                             0.60% from $100 million to $200 million
                                   of average daily net assets
                             0.55% from $200 million to $300 million of
                                   average daily net assets
                             0.50% thereafter

Large Cap Growth Fund        0.75% on the first $200 million
                                   of average daily net assets
                             0.70% from $200 million to $500 million
                                   of average daily net assets
                             0.50% thereafter

Growth Opportunities Fund    1.00% on the first $50 million of
                                   average daily net assets
                              .90% from $50 million to $100 million
                                   of average daily net assets
                              .80% from $100 million to $200 million
                                   of average daily net assets
                              .75% thereafter

Small Cap Growth Fund        1.25% of average daily net assets

Set forth below are the advisory fees incurred by the Funds during the last three fiscal periods. The Advisor has contractually agreed to waive fees and reimburse certain expenses, as set forth in the footnotes below:

                                           FISCAL PERIOD ENDED

                              3-31          3-31-         3-31-          12-31-
                              2003          2002          2001           2000
                              ----          ----          ----           ----
Emerging Growth Fund(1)    $2,176,150    $  848,897    $   46,242*    $  135,631
Value Plus Fund(2)            480,547       598,523        95,925*       324,524
Growth Opportunities Fund   1,104,328     1,365,095     1,349,398
Enhanced 30 Fund(3)            54,485        48,307        45,042
Small Cap Growth Fund(4)       86,494

   * Represents period from January 1, 2001 until March 31, 2001.
(1) Pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $697,087, $212,462, $23,370 and $113,774 for the fiscal periods ended March 31, 2003, March 31, 2002, March 31, 2001 and December 31, 2000, respectively.
(2) Pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $226,146, $199,296, $36,416 and $92,399 for the fiscal periods ended March 31, 2003, March 31, 2002, March 31, 2001 and December 31, 2000, respectively.
(3) Pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $167,072, $171,790 and $75,716 for the fiscal periods ended March 31, 2003, 2002 and 2001, respectively.
(4) Pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $97,022 for the fiscal period ended March 31, 2003.

Pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor has been retained to provide certain management and supervisory services to the Emerging Growth Fund, the Value Plus Fund, the Enhanced 30 Fund and the Small Cap Growth Fund in exchange for the payment of a sponsor fee by the Funds equal to an annual rate of 0.20% of a Fund's average daily net assets. The Advisor has agreed to waive its fees and reimburse expenses in order to limit each Fund's annual expenses as follows: Emerging Growth Fund - 1.50% for Class A shares, 2.25% for Class B and Class C shares; Value Plus Fund - 1.30% for Class A shares, 2.05% for Class B and Class C shares; Enhanced 30 Fund - 1.00% for Class A shares, 1.75% for Class B and Class C shares; Small Cap Growth Fund - 1.95% for Class A shares, 2.70% for Class B and Class C shares. The fee waivers and expense limitations will remain in effect until at least March 31, 2004.

Set forth below are the advisory fees incurred by the Large Cap Growth Fund during its last three fiscal years. Navellier Management, Inc. ("Navellier"), the Fund's Sub-Advisor, contractually agreed to waive fees and reimburse certain expenses, as set forth in the footnote below:

                                       FISCAL YEAR ENDED

                              12-31         12-31-        12-31-
                               2002          2001          2000
                               ----          ----          ----
Large Cap Growth Fund(1)    $  135,879    $  222,132    $  296,249

(1) Pursuant to a written contract between Navellier and the Large Cap Growth Fund, Navellier paid $113,766, $131,647 and $153,122 of the Fund's operating expenses for the fiscal years ended December 31, 2002, 2001 and 2000, respectively.

Pursuant to a written contract between the Advisor and the Trust, the Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations of the Large Cap Growth Fund as follows: 1.30% for Class A shares, 2.25% for Class B shares and 2.25% for Class C shares. These expense limitations will remain in effect until at least October 6, 2005.

The Funds shall pay the expenses of their operation, including but not limited to (i) charges and expenses for accounting, pricing and appraisal services and related overhead, (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar and administrative agent appointed by the Trust with respect to the Funds; (iv) brokers' commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party;
(v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental  agencies;  (vi) fees and  expenses  involved  in  registering  and maintaining  registrations  of the  Funds  with  the  SEC,  state  or  blue  sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC;
(vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Trustees of the Trust; and (x) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor is paid by the Advisor.

By its terms, the Funds' investment advisory agreement will remain in force for an initial period of two years and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.

In determining whether to approve the continuation of the investment advisory agreement for the Emerging Growth Fund, Value Plus Fund, Large Cap Growth Fund, Enhanced 30 Fund and Growth Opportunities Fund, the Board of Trustees requested, and the Advisor furnished, information necessary for a majority of the Independent Trustees to make the determination that the continuance of the advisory agreement is in the best interests of the Funds and their shareholders. Specifically, the Board was provided (1) industry data comparing advisory fees and expense ratios of comparable investment companies, (2) comparative performance information and (3) the Advisor's revenues and costs of providing services to the Funds. The Board compared the advisory fees and total expense ratios for the Funds with the industry median advisory fees and expense ratios in their respective investment categories and found the advisory fees paid by the Funds were reasonable and appropriate under all facts and circumstances. The Board noted the Funds' performance results during the twelve months ended September 30, 2002. The Board also considered the effect of each Fund's growth and size on its performance and expenses. The Board further noted that the Advisor has consistently waived advisory fees and reimbursed expenses for various Funds as necessary to reduce their operating expenses to targeted levels. The Board also took into consideration the financial condition and profitability of the Advisor and the direct and indirect benefits derived by the Advisor from its relationship with the Funds. The Board also considered the level and depth of knowledge of the Advisor. It discussed the Advisor's effectiveness in monitoring the performance of the Sub-Advisors and its timeliness in responding to performance issues. In evaluating the quality of services provided by the Advisor, the Board took into account its familarity with the Advisor's senior management through Board meetings, conversations and reports during the preceding year. The Board took into account the Advisor's willingness to consider and implement organizational and operational changes designed to improve investment results. It noted the Advisor's efforts to strengthen operations by hiring very qualified and experienced members to its senior management team. The Board noted the improvements by senior management, such as implementing a performance scorecard system for monitoring performance and style adherence and making adjustments, when needed, to improve Fund performance and operations. The Board also considered the Advisor's role in coordinating the activities of the Funds' other service providers, including its efforts to consolidate service providers and reduce costs to the Funds. No single factor was considered to be determinative in the Board's decision to approve the Advisory Agreement. Rather, the Trustees concluded, in light of weighing and balancing all factors, that the continuation of the Advisory Agreement for the Emerging Growth Fund, Value Plus Fund, Large Cap Growth Fund, Enhanced 30 Fund and Growth Opportunities Fund was in the best interests of shareholders.

In determining to approve the Small Cap Growth Fund's advisory agreement with the Advisor, the Board of Trustees was provided information comparing the Fund's advisory fees and total expense ratio with the ratios of other small growth funds. The Board found the advisory fees proposed for the Fund were reasonable and appropriate under all facts and circumstances. The Board also noted that it had previously been provided financial information on the Advisor and took into consideration the financial condition and profitability of the Advisor. The Board considered the direct and indirect benefits expected to be derived by the Advisor from its relationship with the Fund. The Board also considered the level and depth of knowledge of the Advisor and the Advisor's effectiveness in monitoring the performance of its sub-advisors and its timeliness in responding to performance issues.

The Funds' investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Advisor. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE SUB-ADVISORS. The Advisor has retained one or more sub-advisors (the "Sub-Advisor") to serve as the discretionary portfolio manager of each Fund. The Sub-Advisor selects the portfolio securities for investment by a Fund, purchases and sells securities of a Fund and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Advisor. The Sub-Advisor receives a fee from the Advisor that is paid monthly at an annual rate of a Fund's average daily net assets as set forth below.

EMERGING GROWTH FUND
TCW Investment Management Company            0.50% of average daily net assets

Westfield Capital Management Company LLC     0.50% on the first $50 million
                                                   of average net assets
                                             0.45% on the next $100 million
                                                   of net assets
                                             0.40% thereafter

VALUE PLUS FUND
Fort Washington Investment Advisors, Inc.    0.45% on the first $100 million
                                                   of average net assets
                                             0.40% on the next $100 million
                                                   of net assets
                                             0.35% on the next $100 million
                                                   of net assets
                                             0.30% thereafter

LARGE CAP GROWTH FUND
Navellier Management, Inc.                   0.45% of average daily net assets

ENHANCED 30 FUND*
Todd Investment Advisors, Inc.               0.40% on the first $100 million of
                                                   average net assets
                                             0.35% on the next $100 million
                                                   of net assets
                                             0.30% on the next $100 million
                                                   of net assets
                                             0.25% thereafter

* Effective September 1, 2002, Todd Investment Advisors, Inc. has voluntarily agreed to waive a portion of its sub-advisory fee and will receive a sub-advisory fee of .25% of average daily net assets.

GROWTH OPPORTUNITIES FUND
Mastrapasqua Asset Management, Inc.          0.60% on the first $50 million of
                                                   average net assets
                                             0.50% on the next $50 million
                                                   of net assets
                                             0.40% on the next $100 million
                                                   of net assets
                                             0.35% thereafter

SMALL CAP GROWTH FUND**
Bjurman, Barry & Associates                  0.90% of average daily net assets
Longwood Investment Advisors, Inc.           0.85% of average daily net assets

** The Advisor has allocated to Longwood Investment Advisors, Inc. responsibility for managing approximately 70% of the Small Cap Growth Fund's assets and has allocated to Bjurman, Barry & Associates responsibility for managing approximately 30% of the Fund's assets. These allocations may be larger or smaller at various times, but the Advisor will not reallocate the Fund's assets between Sub-Advisors to reduce these differences in size until the assets vary from the percentages above by approximately 10% or more of the Fund's average daily net assets for a period of 3 consecutive months. In such event, the Advisor may, but is not obligated to, reallocate assets among the Sub-Advisors to provide for a more equal distribution of the Fund's assets.

The services provided by the Sub-Advisors are paid for wholly by the Advisor. The compensation of any officer, director or employee of the Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor.

The employment of each Sub-Advisor will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The employment of the Sub-Advisor may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, by the Advisor, or by the Sub-Advisor. Each Sub-Advisory Agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder. In determining whether to approve the continuation of the sub-advisory agreements for the Emerging Growth Fund, Value Plus Fund, Enhanced 30 Fund and Growth Opportunities Fund, the Board compared the Funds' sub-advisory fees with the industry median sub-advisory fees in their respective investment categories and found the sub-advisory fees were reasonable and appropriate. The Board also considered the Funds' performance during the twelve months ended September 30, 2002 and noted that it reviews on a quarterly basis detailed information provided by the Advisor on the Funds' performance results, portfolio composition and investment strategies. The Board considered the Sub-Advisors' level of knowledge and investment style. It noted the Advisor's expertise and resources in selecting Sub-Advisors and monitoring their performance, investment style and risk adjusted performance. The Board was mindful of the Advisor's focus on Sub-Advisor performance and its ways of addressing underperformance. The Board also considered the Sub-Advisors' level of compliance. It noted that the Advisor's compliance monitoring process includes quarterly reviews of compliance reports and annual compliance vistis for each Sub-Advisor and that compliance issues are reported to the Board. In determining to approve the continuation of the Sub-Advisory Agreement, the Board did not identify any information that was a controlling factor, rather after considering all factors, the Board determined that the continuation of the Sub-Advsiory Agreements for the Emerging Growth Fund, Value Plus Fund, Enhanced 30 Fund and Growth Opportunities Fund was in the best interests of shareholders.

In determining to approve the sub-advisory agreements with Bjurman, Barry & Associates and Longwood Investment Advisors, Inc. for the Small Cap Growth Fund, the Board of Trustees considered detailed information presented by the Advisor regarding its sub-advisor selection process, including the criteria used by the Advisor to select a sub-advisor. The Board was provided information on each Sub-Advisor's performance, as compared to the performance of the Russell 2000 Index and the Russell 2000 Growth Index. The Board was also provided information about each Sub-Advisor's level of knowledge, investment style, level of compliance and operations. The Board also considered the amount of sub-advisory fees to be paid to each Sub-Advisor. After considering the information provided about the Sub-Advisors and relying on the expertise of the Advisor in selecting sub-advisors, the Board of Trustees determined that the appointment of the Sub-Advisors is in the best interests of the Small Cap Growth Fund and its shareholders.

In determining to approve the sub-advisory agreement with Navellier Management, Inc. for the Large Cap Growth Fund, the Board of Trustees considered information presented by the Advisor regarding its review of Navellier's compliance operations, organizational structure, employees, facilities, financial strength and quality of service. The Board was provided information on Navellier's performance record, as compared to the Lipper Large Cap Growth Average. The Board also considered the amount of sub-advisory fees to be paid to Navellier and determined the amount to be reasonable. After considering the information provided about Navellier and relying on the expertise of the Advisor in selecting a sub-advisor, the Board of Trustees determined that the appointment of Navellier is in the best interests of the Large Cap Growth Fund and its shareholders.

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change Sub-Advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. Shareholders of a Fund will be notified of any changes in its Fund Sub-Advisor.

SUB-ADVISOR CONTROL. Listed below is a description of the persons or entities that control the sub-advisors.

Westfield Capital Management Company LLC is a wholly-owned subsidiary of Boston Private Financial Holdings, Inc., a publicly traded company listed on the NASDAQ exchange.

TCW Investment Management Company is a subsidiary of The TCW Group, Inc. The TCW Group, Inc. is a subsidiary of Societe Generale Asset Management S.A., which is owned by Societe Generale S.A.

Fort Washington Investment Advisors, Inc. is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder and Mr. Barrett may be deemed to be affiliates of Fort Washington Investment Advisors, Inc.

Navellier Management, Inc. is wholly-owned by Louis G. Navellier.

Todd Investment Advisors, Inc. is a wholly-owned subsidiary of Fort Washington Investment Advisors, Inc. Fort Washington Investment Advisors, Inc. is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder and Mr. Barrett may be deemed to be affiliates of Todd Investment Advisors, Inc.

Mastrapasqua Asset Management, Inc. is wholly-owned by Frank Mastrapasqua.

Bjurman,  Barry & Associates  is owned by G. Andrew  Bjurman and O. Thomas Barry
III.

Longwood Investment Advisors, Inc. is owned by John McNiff, Robert Davidson and Michael Kennedy.

PROXY VOTING PROCEDURES
-----------------------

Each Sub-Advisor has adopted policies and procedures for voting proxies relating to portfolio securities held by the Funds, including procedures used when a vote presents a conflict between the interests of a Fund's shareholders and those of the Sub-Advisor or its affiliates. Listed below is a summary of the Sub-Advisor proxy voting procedures:

TCW INVESTMENT MANAGEMENT COMPANY, INC. TCW has adopted proxy voting guidelines on issues involving board of directors, proxy contests, auditors, miscellaneous governance provisions, capital structure, mergers and corporate restructuring, mutual fund proxies and social and environmental issues. When voting proxies, TCW's foremost concern is that all decisions be made solely in the interests of the Fund and with the goal of maximizing the value of the Fund's investments. The voting guidelines identify certain voting matters that will be decided on a case-by-case basis. Proposals that are to be decided on a case-by-case basis are typically referred to the portfolio managers, who will exercise their best judgment to vote proxies in a manner that will enhance the economic value of the Fund's assets, keeping in mind the best interest of the beneficial owners. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee and/or outside services.

Consistent with the approaches described above, the following are examples of TCW's voting position on specific matters.

     o Votes on director nominees are made on a case-by-case basis, examining factors such as composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO and whether a retired CEO sits on the board.

     o TCW will vote against proposals that provide that directors may be removed only for cause.

     o    TCW will vote against proposals to eliminate cumulative voting.

     o TCW will vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     o TCW will review proposals to increase the number of authorized shares of common stock on a case-by-case basis.

     o Votes with respect to executive and director compensation plans are determined on a case-by-case basis.

     o Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account anticipated financial and operating benefits, offer price, prospects of the combined companies, how the deal was negotiated, changes in corporate governance and impact on shareholder rights.

If a potential conflict of interest arises, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of the Fund and in the interests of maximizing the value of its portfolio holdings. If a conflict of interest arises and the proxy vote is predetermined, TCW will vote accordingly. If a conflict of interest arises and there is no predetermined vote, TCW will refer the vote to an outside service for its consideration in the event the client's relationship is determined to be material to TCW. If TCW identifies a conflict of interest between a portfolio manager and an issuer soliciting proxy votes from TCW clients, the Proxy Committee will cast the vote.

WESTFIELD CAPITAL MANAGEMENT COMPANY LLC. Westfield's policy is to vote all proxies in the best interest of its clients as investors in accordance with its fiduciary obligations and applicable law. Westfield has a Proxy Committee composed of individuals from the investment committee, operations staff and compliance department. The Proxy Committee is responsible for setting general policy as to proxies. Westfield maintains written voting guidelines setting forth the voting positions determined by its Proxy Committee on those issues believed most likely to arise day to day. These issues include board-approved proposals (election of directors, executive compensation, capitalization, acquisitions, mergers, reorganizations and anti-takeover measures) and shareholder proposals. Westfield will vote proxies in accordance with these guidelines, subject to two exceptions: 1) if the portfolio manager believes that following the guidelines would not be in the clients' best interests and 2) for clients with plan assets subject to ERISA, Westfield may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines except when voting in accordance with AFL-CIO guidelines would be inconsistent with ERISA. The following are examples of Westfield's voting position on specific matters.

     o Westfield will withhold votes for the entire board of directors if the board does not have a majority of independent directors or the board does not have a nominating, audit and compensation committee composed solely of independent directors.

     o Westfield will vote on a case-by-case basis board approved proposals relating to executive compensation. Westfield may vote against executive compensation proposals where compensation is excessive by reasonable corporate standards or where a company fails to provide transparent disclosure of executive compensation.

     o Westfield will vote against board proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except Westfield will vote on a case-by-case basis poison pill proposals and proposals to adopt fair price provisions.

If a conflict of interest should arise when voting proxies of an issuer that has a significant business relationship with Westfield, Westfield will vote proxies based solely on the investment merits of the proposal.

FORT WASHINGTON INVESTMENT ADVISORS, INC. Fort Washington's policy is to vote proxies in the best interests of its clients at all times. Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients in accordance with its fiduciary duties and SEC rules governing investment advisers. Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

     o maintain or strengthen the shared interests of stockholders and management;
     o    increase shareholder value; and
     o    maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above. Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, it will generally vote against it. Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, Fort Washington's voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders.

Fort Washington may delegate its responsibilities under its proxy voting procedures to a third party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting. Fort Washington has retained The Investor Responsibility Research Center ("IRRC") to assist it in the proxy voting process and will use IRRC's proxy voting guidelines as a resource in its proxy voting.

Fort Washington reviews proxies to assess the extent, if any, to which there may be a material conflict between it and the interests of its clients. If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee. The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of its clients (excluding any clients that may have a potential conflict). The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

     o If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington's part;

     o Fort Washington may engage an independent third party to determine how the proxy should be voted;

     o Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

TODD INVESTMENT ADVISORS, INC. Todd will vote proxies solely in the best long-term interests of a client. Todd has adopted guidelines on key issues such as election of directors, stock incentive plans, expensing of options, severance agreements, takeover provisions, and social and environmental issues. Todd employs Institutional Shareholder Services ("ISS") to help it analyze particular issues. The following are examples of Todd's position on specific matters.

     o Todd will generally vote for proposals seeking to end the staggered election of directors and prefers that all directors be elected annually.

     o    Todd  will  generally  support  proposals   requiring  a  majority  of
          independent directors on the board.

     o    Todd prefers to see the separation of Chairman and CEO positions.

     o    Todd prefers that all incumbent directors own company stock.

     o Todd prefers that all stock incentive plans be limited to restricted stock or other truly long-term incentive plans, but recognizes that short-term incentive plans do have a place in providing key executives with a balanced compensation program.

     o    Todd supports proposals requiring the expensing of options.

If a conflict of interest should arise, Todd will inform its Executive Committee of the conflict and notify the shareholder why Todd's vote may differ from the shareholder's request. Todd will consider a shareholder's request but will vote only for what it believes will best advance the long-term interests of shareholders.

MASTRAPASQUA ASSET MANAGEMENT, INC. Mastrapasqua's proxy voting decisions will be made solely in the best interests of the client. In voting proxies, Mastrapasqua is required to consider those factors that may affect the value of the client's investment and may not subordinate the interest of the client to unrelated objectives. Mastrapasqua has adopted guidelines for voting proxies with respect to routine issues, such as board of directors, proxy contest defenses, auditors, acquisitions and mergers, shareholder rights, capital structure, executive and director compensation and social and environmental issues, and its compliance officer will vote routine issues according to these guidelines. Non-routine issues will be voted according to recommendations received from the research department. The following are examples of Mastrapasqua's policies on specific matters:

     o Mastrapasqua will evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Mastrapasqua will vote for directors on a case-by-case basis.

     o Mastrapasqua will vote against proposals to eliminate cumulative voting.

     o Mastrapasqua will vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     o    Mastrapasqua  will vote against  proposals that provide that directors
          may  be  removed  only  for  cause  and  for  proposals   that  permit
          shareholders to elect directors to fill vacancies.

     o Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account the impact of the merger on shareholder value, the anticipated financial and operating benefits, the offering price, the financial viability of the combined companies as a single entity, whether the deal was made in good faith, the changes in corporate governance and their impact on shareholder rights and the impact on community stakeholders and employees in both workforces.

If a material conflict should arise between Mastrapasqua's interest and that of its clients, Mastrapasqua will vote the proxies in accordance with the recommendation of the research analyst and portfolio manager. A written record will be maintained describing the conflict of interest, the resolution of the conflict and an explanation of how the vote taken was in the client's best interest.

BJURMAN, BARRY & ASSOCIATES. Bjurman uses a third party service provider, ISS, to vote all client proxies. The proxy voting guidelines adopted by Bjurman are provided by ISS. The voting process involves an assessment that results in voting in agreement with company management and/or varying ISS recommendations. Management and ISS recommendations may be identical. In the event Bjurman votes against ISS recommendations, documentation must be prepared to describe the basis for such a decision. Bjurman has adopted proxy voting recommendations on issues involving board of directors, proxy contest defenses, auditors, tender offer defenses, miscellaneous governance provisions, capital structure, executive and director compensation, mergers and corporate restructuring, mutual fund proxies and social and environmental issues. The following are examples of Bjurman's policies on specific matters:

     o Votes on director nominations will be made on a case-by-case basis examining factors such as long-term corporate performance relative to a market index, composition of board and keyboard committees, nominee's attendance at meetings, nominee's investment in the company, whether a retired CEO sits on the board and whether the chairman is also serving as CEO.

     o Bjurman will vote against proposals that provide that directors may be removed only for cause and for proposals giving shareholders the ability to remove directors with or without cause.

     o Bjurman will vote for shareholder proposals that ask a company to submit its poison pills for shareholder ratification.

     o Bjurman will vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue and will vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.

Bjurman's proxy voting policy does not demonstrate a conflict of interest regarding clients' best interests since votes are in accordance with a pre-determined policy based upon the recommendations of ISS. The proxy voting guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Bjurman may not vote in strict adherence to these guidelines.

LONGWOOD INVESTMENT ADVISORS, INC. Longwood's proxy voting policy and procedures are designed to ensure that Longwood votes proxies in the best interest of its clients and to prevent and detect fraudulent, deceptive or manipulative acts by Longwood and its advisory affiliates. Longwood's policy is to vote client proxies in the interest of maximizing shareholder value. To that end, Longwood will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Longwood has contracted with IRRC to assist it in the proxy voting process. Accordingly, IRRC shall be a source of proxy voting research and also maintain the documentation to substantiate the manner in which Longwood votes proxies. In general, Longwood will support management if management's position appears reasonable, is not detrimental to the long-term equity ownership of the corporation and reflects consideration of the impact of societal values and attitudes on the long-term viability of the corporation. The position of management on any resolution will typically not be supported if it:

     o    Would enrich management excessively.

     o    Would  entrench   incumbent  officers  or  members  of  the  board  of
          directors.

     o Would not reflect consideration of short and long-term costs and gains, including effects on the basic human rights of its employees and goodwill both in the U.S. and foreign countries in which the company operates.

     o    Would result in unreasonable costs.

     o    Would disadvantage the corporation relative to other corporations.

     o Would oppose a proposal to have the shareholders approve the selection of an independent auditor.

     o Would not support equal and fair employment practices for all employees.

If Longwood detects a conflict of interest with respect to voting of client proxies, such conflict will be addressed by IRRC, or another independent third party, to vote proxies that involve such conflict. Any vote cast by IRRC is binding and may not be overridden by Longwood.

NAVELLIER MANAGEMENT, INC. Navellier's proxy voting policies and procedures are designed to ensure that proxies are voted in an appropriate manner. In the absence of specific voting guidelines from a client, Navellier will vote proxies in a manner that is in the best interests of the client, which may result in different voting results for proxies for the same issuer. Navellier shall consider only those factors that relate to the client's investment or dictated by the client's written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). Navellier has adopted specific voting policies for voting proxies with respect to routine issues, such as board of directors, reclassification of common stock and independent auditors. Navellier has adopted specific voting policies for voting non-routine issues, such as mergers and anti-greenmail provisions. The following are examples of Navellier's policies on specific matters involving routine and non-routine issues:

     o Navellier will generally vote for the election of directors (where no corporate governance issues are implicated).
     o Navellier will generally vote for proposals that maintain or increase the rights of shareholders.
     o Navellier will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

If the proxy includes a routine item that implicates corporate governance changes, a non-routine item where no specific policy applies or a conflict of interest where no specific policy applies, Navellier may engage ISS to determine how the proxies should be voted.

THE DISTRIBUTOR
---------------

Touchstone Securities, Inc. ("Touchstone"), 221 East Fourth Street, Cincinnati, Ohio 45202, is the principal distributor of the Trust and, as such, the exclusive agent for distribution of shares of the Funds. Touchstone is an affiliate of the Advisor by reason of common ownership. Touchstone is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

Touchstone currently allows concessions to dealers who sell shares of the Funds. Touchstone receives that portion of the sales charge that is not reallowed to the dealers who sell shares of a Fund. Touchstone retains the entire sales charge on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.

For the fiscal year ended March 31, 2003, the aggregate underwriting commissions on sales of the Trust's shares were $1,501,520 of which Touchstone paid $1,200,478 to unaffiliated broker-dealers in the selling network, earned $89,601 as a broker-dealer in the selling network and retained $211,441 in underwriting commissions.

For the fiscal year ended March 31, 2002, the aggregate underwriting commissions on sales of the Trust's shares were $1,989,963 of which Touchstone paid $1,589,175 to unaffiliated broker-dealers in the selling network, earned
$113,826 as a broker-dealer in the selling network and retained $286,962 in underwriting commissions.

For the fiscal year ended March 31, 2001, the aggregate underwriting commissions on sales of the Trust's shares were $981,892 of which Touchstone paid $862,036 to unaffiliated broker-dealers in the selling network, earned $36,113 as a broker-dealer in the selling network and retained $83,743 in underwriting commissions.

Prior to October 6, 2003, shares of the Large Cap Growth Fund were distributed by Navellier Securities Corp. During the fiscal years ended December 31, 2002, 2001 and 2000, the Large Cap Growth Fund did not pay any underwriting commissions to Navellier Securities Corp.

Touchstone retains the contingent deferred sales charge on redemptions of shares of the Funds that are subject to a contingent deferred sales charge. For the fiscal period ended March 31, 2003, Touchstone collected $113,872, $8,535, $21,126, $1,268 and $1,009 of contingent deferred sales charges on redemptions of Class B and Class C shares of the Emerging Growth Fund, the Enhanced 30 Fund, the Growth Opportunities Fund, the Small Cap Growth Fund and the Value Plus Fund, respectively.

For the fiscal year ended March 31, 2002, Touchstone collected $8,376, $17,296, $541 and $246 of contingent deferred sales charges on redemptions of Class B and Class C shares of the Emerging Growth Fund, the Growth Opportunities Fund, the Enhanced 30 Fund and the Value Plus Fund, respectively.

For the fiscal period ended March 31, 2001, Touchstone collected $49,040, $16,103, and $1,744 of contingent deferred sales charges on redemptions of Class C shares of the Emerging Growth Fund, the Growth Opportunities Fund and the Value Plus Fund, respectively.

Ms. McGruder may be deemed to be an affiliate of Touchstone because of her position as President and Director of Touchstone. Mr. Barrett may be deemed to be an affiliate of Touchstone because of his position as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone. Ms. McGruder and Mr. Barrett, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to Touchstone.

The Funds may compensate dealers, including Touchstone and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS
------------------

CLASS A SHARES. The Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares, including but
not  limited  to,  the  printing  of  prospectuses,   statements  of  additional
information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with Touchstone. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of ..25% of the average daily net assets of Class A shares of a Fund. Unreimbursed expenses will not be carried over from year to year.

For the fiscal period ended March 31, 2003, the aggregate distribution-related expenditures of the Growth Opportunities Fund, the Emerging Growth Fund, the Value Plus Fund, the Enhanced 30 Fund and the Small Cap Growth Fund under the Class A Plan were $224,636, $402,099, $154,689, $17,934 and $14,237, respectively. All payments were to broker-dealers and others for the sale or retention of assets.

For the fiscal year ended December 31, 2002, the aggregate distribution-related expenditures of the Large Cap Growth Fund under the Class A Plan were $40,440. Payments were for advertising, printing and mailing, broker-dealer compensation and other expenses.

CLASS B SHARES. The Funds have also adopted a plan of distribution (the "Class B Plan") with respect to the Class B shares of a Fund. The Class B Plan provides for two categories of payments. First, the Class B Plan provides for the payment to Touchstone of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class B shares, which may be paid to other dealers based on the average value of Class B shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class B shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class B shares, costs of advertising and promotion and any other expenses related to the distribution of the Class B shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class B shares owned by their clients, in addition to the .25% account maintenance fee described above.

For the fiscal period ended March 31, 2003, the aggregate distribution-related expenditures of the Growth Opportunities Fund, the Emerging Growth Fund, the Value Plus Fund, the Enhanced 30 Fund and the Small Cap Growth Fund under the Class B Plan were $26,878, $225,930, $3,053, $8,939 and $3,602, respectively.
All payments were to broker-dealers and others for the sale and retention of assets.

CLASS C SHARES. The Funds have also adopted a plan of distribution (the "Class C Plan") with respect to the Class C shares of a Fund. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to Touchstone of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

For the fiscal period ended March 31, 2003, the aggregate distribution-related expenditures of the Growth Opportunities Fund, the Emerging Growth Fund, the Value Plus Fund, the Enhanced 30 Fund and the Small Cap Growth Fund under the Class C Plan were $268,187, $885,859, $18,920, $9,130 and $8,646, respectively.
All payments were to broker-dealers and others for the sale and retention of assets.

GENERAL INFORMATION. Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by Touchstone after the termination date. The Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder and John F. Barrett, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------

Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisors and are subject to review by the Advisor and the Board of Trustees. In the purchase and sale of portfolio securities, the Sub-Advisor's primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

Set forth below are the brokerage commissions paid by the Funds during their three most recent fiscal periods:

--------------------------------------------------------------------------------
NAME OF FUND                          PERIOD ENDED         AMOUNT OF COMMISSIONS
--------------------------------------------------------------------------------
Growth Opportunities Fund                3-31-03                $  177,061
--------------------------------------------------------------------------------
Growth Opportunities Fund                3-31-02                $  229,827
--------------------------------------------------------------------------------
Growth Opportunities Fund                3-31-01                $  147,414
--------------------------------------------------------------------------------
Enhanced 30 Fund                         3-31-03                $   12,631
--------------------------------------------------------------------------------
Enhanced 30 Fund                         3-31-02                $    6,342
--------------------------------------------------------------------------------
Enhanced 30 Fund                         3-31-01                $    6,967
--------------------------------------------------------------------------------
Emerging Growth Fund                     3-31-03                $1,154,702
--------------------------------------------------------------------------------
Emerging Growth Fund                     3-31-02                $  484,748
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Emerging Growth Fund                     3-31-01                $   13,443
--------------------------------------------------------------------------------
Value Plus Fund                          3-31-03                $  164,914
--------------------------------------------------------------------------------
Value Plus Fund                          3-31-02                $  166,029
--------------------------------------------------------------------------------
Value Plus Fund                          3-31-01                $   26,341
--------------------------------------------------------------------------------
Small Cap Growth Fund                    3-31-03                $  112,858
--------------------------------------------------------------------------------

The higher commissions paid by the Enhanced 30 Fund during the fiscal year ended March 31, 2003 are due to higher turnover rates.

Each Sub-Advisor is specifically authorized to pay a broker who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services.

During the fiscal period ended March 31, 2003, the amount of brokerage transactions and related commissions for the Funds directed to brokers due to research services provided were as follows:

                                      BROKERAGE               BROKERAGE
                                      TRANSACTIONS            COMMISSIONS
                                      DIRECTED TO             FROM
                                      RESEARCH                RESEARCH
                                      --------                --------

Growth Opportunities Fund             $58,820,196             $   126,504
Emerging Growth Fund                  $18,992,740             $    46,845
Value Plus Fund                       $30,272,299             $    49,144
Small Cap Growth Fund                 $ 3,625,704             $    10,886

Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Sub-Advisors, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with a Fund.

In order to reduce total operating expenses, the Funds may apply a portion of their brokerage commission dollars to offset custody expenses through a Commission Share Program offered by Brown Brothers Harriman & Co., the Trust's Custodian. The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Funds may effect securities transactions that are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. A Fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

Deutsche Bank may be deemed to be an affiliate of the Trust because it is an affiliate of Deutsche Investment Management Americas Inc., a sub-advisor for Touchstone Variable Series Trust. Listed below is information about the brokerage commissions paid to Deutsche Bank during the fiscal period ended March 31, 2003.

                               Amount       Percentage           Percentage
                                 of        of Aggregate         of Aggregate
                            Commissions  Commissions Paid  Transactions Effected
                            -----------  ----------------  ---------------------
Emerging Growth Fund         $      992         .09%                .06%
Growth Opportunities Fund    $   13,210         7.5%                 10%
Small Cap Growth Fund        $    2,786         2.5%                2.8%

Consistent with the conduct rules of the National Association of Securities Dealers, Inc., and such other policies as the Board of Trustees may determine, the Fund Sub-Advisors may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions. The Fund Sub-Advisors will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

In certain instances there may be securities that are suitable for a Fund as well as for one or more of the respective Fund Sub-Advisor's other clients. Investment decisions for a Fund and for the Fund Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

During the fiscal period ended March 31, 2003, the Funds acquired common stock of the Trust's regular broker-dealers as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF SHARES      AT MARKET VALUE
FUND                            BROKER-DEALER                                   3-31-03             AT 3-31-03
-----------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund       Merrill Lynch & Co. Inc.                         74,000             $2,619,600
Growth Opportunities Fund       Wells Fargo & Co.                                60,000             $2,699,400
Enhanced 30 Fund                Citigroup, Inc. (Salomon, Smith Barney)           7,516             $  258,926
Value Plus Fund                 Lehman Brothers Holdings                         17,185             $  992,434
Value Plus Fund                 Citigroup, Inc. (Salomon, Smith Barney)          22,912             $  789,318
Small Cap Growth Fund           Raymond James Financial, Inc.                    21,750             $  562,673
-----------------------------------------------------------------------------------------------------------------

CODE OF ETHICS
--------------

The Trust, the Advisor, the Sub-Advisors and Touchstone have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits Fund personnel to invest in securities for their own accounts. The Code of Ethics adopted by each of the Trust, Advisor, the Sub-Advisor and Touchstone is on public file with, and is available from, the SEC.

PORTFOLIO TURNOVER
------------------

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of commissions. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Advisor believes that portfolio changes are appropriate. A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

The share price or net asset value ("NAV") and the public offering price (NAV plus applicable sales load) of shares of the Funds are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its NAV might be materially affected. Securities held by a Fund may be primarily listed on foreign exchanges or traded in foreign markets that are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result the NAV of a Fund may be significantly affected by trading on days when the Trust is not open for business. For a description of the methods used to determine the share price and the public offering price, see "Pricing of Fund Shares" in the Prospectuses.

CHOOSING A SHARE CLASS
----------------------

Each Fund offers three classes of shares: Class A, Class B and Class C shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in sales loads and distribution expense amounts. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular sales load structure as compensation for their services. If you qualify for reduced front-end sales charges or, in the case of purchases of $1 million or more, no initial sales charge, you may find Class A shares attractive. Moreover, Class A shares are subject to lower ongoing expenses than Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without an initial sales charge so the entire purchase price is immediately invested in a Fund. Any investment return on these investments may be partially or wholly offset by the higher annual expenses. However, because a Fund's future returns cannot be predicted, there can be no assurance that this would be the case.

When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class. Touchstone works with many experienced and qualified financial advisors throughout the country that may provide valuable assistance to you through ongoing education, asset allocation programs, personalized financial planning reviews or other services vital to your long-term success. Touchstone believes that these value-added services can greatly benefit you through market cycles and will work with your chosen financial advisor.

Finally, you should consider the effect of the contingent deferred sales charge ("CDSC") and any conversion rights of each class in the context of your investment timeline. For example, Class C shares are generally subject to a significantly lower CDSC upon redemption than Class B shares, however, unlike Class B shares, they do not convert to Class A shares after a stated period of time. Class C shares, therefore, are subject to a 1.00% annual 12b-1 fee for an indefinite period of time, while Class B shares will convert to Class A shares after approximately eight years and will be subject to only a .25% annual 12b-1 fee. Thus, Class B shares may be more attractive than Class C shares if you have a longer-term investment outlook. On the other hand, if you are unsure of the length of time you intend to invest or the conversion feature is not attractive to you, you may wish to elect Class C shares.

Below is a chart comparing the sales charges and 12b-1 fees applicable to each class of shares:

CLASS   SALES CHARGE                                   12B-1 FEE       CONVERSION FEATURE
----------------------------------------------------------------------------------------------
A       Maximum of 5.75% initial sales charge          0.25%           None
        reduced for purchases of $50,000 and
        over; shares sold without an initial sales
        charge may be subject to a 1.00% CDSC
        during 1st year if a commission was paid
        to a dealer

B       Maximum 5.00% CDSC during 1st                  1.00%           Class B  Shares
        year, which decreases incrementally                            automatically convert
        and is 0 after 6 years                                         to Class A shares after
                                                                       approximately 8 years

C       1.00% CDSC during 1st year                     1.00%           None
----------------------------------------------------------------------------------------------

If you are investing $1 million or more, it is generally more beneficial for you to buy Class A shares because there is no front-end sales charge and the annual expenses are lower.

CLASS A SHARES

Class A shares are sold at NAV plus an initial sales charge. In some cases, reduced initial sales charges for the purchase of Class A shares may be available, as described below. Investments of $1 million or more are not subject to a sales charge at the time of purchase but may be subject to a CDSC of 1.00% on redemptions made within 1 year after purchase if a commission was paid by Touchstone to a participating unaffiliated dealer. Class A shares are also subject to an annual 12b-1 distribution fee of up to .25% of a Fund's average daily net assets allocable to Class A shares.

The following table illustrates the current initial sales charge breakpoints for the purchase of Class A shares:

                                      Sales           Sales           Dealer
                                      Charge as       Charge as %     Reallowance
                                      % of Offering   of Net Amount   as % of Net
                                      Price           Invested        Amount Invested
                                      -----           --------        ---------------
Less than $50,000                     5.75%           6.10%           5.00%
$50,000 but less than $100,000        4.50            4.71            3.75
$100,000 but less than $250,000       3.50            3.63            2.75
$250,000 but less than $500,000       2.95            3.04            2.25
$500,000 but less than $1,000,000     2.25            2.30            1.75
$1,000,000 or more                    None            None

The following table shows the initial sales charge breakpoints for the purchase of Class A shares of the Large Cap Growth Fund and the Growth Opportunities Fund for accounts opened before August 1, 1999:

                                      Sales           Sales           Dealer
                                      Charge as       Charge as %     Reallowance
                                      % of Offering   of Net Amount   as % of Net
                                      Price           Invested        Amount Invested
                                      -----           --------        ---------------
Less than $100,000                    4.00%           4.17%           3.60%
$100,000 but less than $250,000       3.50            3.63            3.30
$250,000 but less than $500,000       2.50            2.56            2.30
$500,000 but less than $1,000,000     2.00            2.04            1.80
$1,000,000 or more                    None            None

The following table shows the initial sales charge breakpoints for the purchase of Class A shares of the Emerging Growth Fund and the Value Plus Fund for accounts opened before May 1, 2000:

                                      Sales           Sales           Dealer
                                      Charge as       Charge as %     Reallowance
                                      % of Offering   of Net Amount   as % of Net
                                      Price           Invested        Amount Invested
                                      -----           --------        ---------------
Less than $50,000                     5.75%           6.10%           5.00%
$50,000 but less than $100,000        4.50            4.71            3.75
$100,000 but less than $250,000       3.50            3.63            2.75
$250,000 but less than $500,000       2.50            2.56            2.00
$500,000 but less than $1,000,000     2.00            2.04            1.60
$1,000,000 or more                    None            None

Under certain circumstances, Touchstone may increase or decrease the reallowance to selected dealers. In addition to the compensation otherwise paid to securities dealers, Touchstone may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds in the Touchstone Family of Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers will receive first year compensation of up to 1.00% of such purchases from Touchstone. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other funds in the Touchstone Family of Funds. Dealers should contact Touchstone for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone Funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone Fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "CDSC for Certain Purchases of Class A Shares" below.

REDUCED SALES CHARGE. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a sales charge with the amount of any current purchases of Class A shares in order to take advantage of the reduced sales charges set forth in the tables above. Purchases of Class A shares of any Touchstone load fund under a Letter of Intent may also be eligible for the reduced sales charges. The minimum initial investment under a Letter of Intent is $10,000. You should contact the transfer agent for information about the Right of Accumulation and Letter of Intent.

CDSC FOR CERTAIN PURCHASES OF CLASS A SHARES. A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by Touchstone and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to Touchstone and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

CLASS B SHARES

Class B shares of the Funds are sold at NAV without an initial sales charge. Class B shares are subject to a CDSC if you redeem Class B shares within 6 years of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class B shares being redeemed, or (2) the NAV of such Class B shares being redeemed. A CDSC will not be imposed upon redemptions of Class B shares held for at least six years. The amount of sales charge will depend on how long you have held your shares, as set forth in the following table:

YEAR SINCE                 CDSC AS A
PURCHASE                  % OF AMOUNT
PAYMENT MADE            SUBJECT TO CHARGE
-----------------------------------------
First                         5.00%
Second                        4.00%
Third                         3.00%
Fourth                        2.00%
Fifth                         1.00%
Sixth                         1.00%
Seventh and thereafter*       None

* Class B shares will automatically convert to Class A shares after they have been held for approximately 8 years.

Class B shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class B shares. Touchstone intends to pay a commission of 4.00% of the purchase amount to your broker at the time you purchase Class B shares.

CLASS C SHARES

Class C shares are sold at NAV, without an initial sales charge and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. Touchstone intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

ADDITIONAL INFORMATION ON THE CDSC

The CDSC is waived under the following circumstances:

o Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. Touchstone may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

o Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under IRC Section 401(a)(9)), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

All sales charges imposed on redemptions are paid to Touchstone. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 5.00%, the CDSC would be $200 for redemptions of Class B shares. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

The following example will illustrate the operation of the CDSC for Class B shares. Assume that you open an account and purchase 1,000 shares at $10 per share and that twenty-eight months later the NAV per share is $14 and, during such time, you have acquired (a) 150 additional shares through reinvestment of distributions and (b) 500 shares through purchases at $11 per share during the second year. If at such time you should redeem 1,450 shares (proceeds of $20,300), 150 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 1,300 shares, the charge is applied only to the (a) original cost of $10 per share for the first 1,000 shares and not to the increase in NAV of $4 per share and (b) to the original cost of $11 per share for the next 300 shares and not to the increase in NAV of $3 per share. Therefore, $18,200 of the $20,300 redemption proceeds will pay the charge. The redemption of the first 1,000 shares is in the third year of the CDSC schedule and will be charged at the rate of 3.00%, or $300. The redemption of the next 300 shares is in the second year of the CDSC schedule and will be charged at the rate of 4.00%, or $132. After this transaction is completed, the account has 200 shares remaining with an initial purchase value of $11 per share and these shares are in the second year of the CDSC schedule.

OTHER PURCHASE INFORMATION
--------------------------

Additional information with respect to certain types of purchases of Class A shares of the Funds is set forth below.

AGGREGATION. Sales charge discounts are available for certain aggregated investments. Investments which may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts, which may include purchases through employee benefit plans such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by trustees or other fiduciaries may also be aggregated if the investments are: (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above; (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, other than employee benefit plans described above; or
(3) for a common trust fund or other pooled account not specifically formed for the purpose of accumulating Fund shares. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of Class A shares of two or more Touchstone funds (other than a money market fund). For example, if you concurrently invest $25,000 in Class A shares of one Fund and $25,000 in Class A shares of another Fund, the sales charge would be reduced to reflect a $50,000 purchase.

RIGHT OF ACCUMULATION. A purchaser of Class A shares of a Fund has the right to combine the cost or current NAV (whichever is higher) of his existing Class A shares of the load funds distributed by Touchstone with the amount of his current purchases in order to take advantage of the reduced sales charges set forth in the table in the Prospectuses. The purchaser or his dealer must notify the transfer agent that an investment qualifies for a reduced sales charge. The reduced charge will be granted upon confirmation of the purchaser's holdings by the transfer agent.

A purchaser includes an individual and his immediate family members, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense (the "Purchaser").

LETTER OF INTENT. The reduced sales charges set forth in the tables in the Prospectus may also be available to any Purchaser of Class A shares of a Fund who submits a Letter of Intent to the transfer agent. The Letter must state an intention to invest within a thirteen-month period in Class A shares of any load fund distributed by Touchstone a specified amount, which, if made at one time, would qualify for a reduced sales charge. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen-month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the Purchaser becomes eligible for the reduced sales charge applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

The Letter of Intent is not a binding obligation on the Purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen-month period, the applicable sales charge will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

A ninety-day backdating period can be used to include earlier purchases at the Purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen-month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The Purchaser or his dealer must notify the transfer agent that an investment is being made pursuant to an executed Letter of Intent.

WAIVER OF SALES CHARGE. Sales charges do not apply to shares of the Funds purchased:
1. By registered representatives or other employees (and their immediate family members) of broker/dealers, banks or other financial institutions having agreements with Touchstone.
2. By any director, officer or other employee (and their immediate family members) of The Western and Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.
3. By clients of any investment advisor or financial planner who has made appropriate arrangements with the Trust or Touchstone.
4. In accounts as to which a broker-dealer charges an asset management fee, provided the broker-dealer has an agreement with Touchstone.
5. As part of certain promotional programs established by the Fund and/or Touchstone.
6. By one or more members of a group of persons engaged in a common business, profession, civic or charitable endeavor or other activity and retirees and immediate family members of such persons pursuant to a marketing program between Touchstone and such group.
7. By banks, bank trust departments, savings and loan associations and federal and state credit unions.
8.   Through Processing Organizations described in the Prospectus.
9. As part of an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Funds.
10. As part of an employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with Touchstone.

Effective October 6, 2003, sales charges do not apply to shares of the Large Cap Growth Fund purchased by former shareholders of the Navellier Performance Large Cap Growth Portfolio who are purchasing additional shares for their account or opening new accounts in the Fund.

Immediate family members are defined as the spouse, parents, siblings, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

Exemptions must be qualified in advance by Touchstone. Your financial advisor should call Touchstone for more information.

WAIVER OF MINIMUM INVESTMENT REQUIREMENTS. The minimum and subsequent investment requirements for purchases in the Funds may not apply to:
1. Any director, officer or other employee (and their immediate family members) of The Western and Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.
2. Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with Touchstone.

EXCHANGES. Exchanges may be subject to certain limitations and are subject to the Touchstone Funds' policies concerning excessive trading practices, which are policies designed to protect Funds and their shareholders from the harmful effect of frequent exchanges.

The Funds may restrict or refuse purchases or exchanges by market timers and may restrict or refuse purchases or exchanges by a shareholder who fails to comply with the restrictions set forth below. You may be considered a market timer if you have (i) requested an exchange or redemption out of any of the Touchstone Funds within two weeks of an earlier purchase or exchange request out of any Fund, or (ii) made more than two exchanges within a rolling 90 day period.

Upon the Fund's restriction or refusal of a purchase or exchange as a result of excessive exchanging or market timing, written notification of the Fund's policies on these issues will be sent to the shareholder's agent and/or to the broker-dealer firm of record for any account deemed to be market timing by the Funds. If an account has no such agent or broker-dealer, written notification will be sent directly to the shareholder.

OTHER INFORMATION. The Trust does not impose a front-end sales charge or imposes a reduced sales charge in connection with purchases of shares of a Fund made under the reinvestment privilege, purchases through exchanges and other purchases which qualify for a reduced sales load as described herein because such purchases require minimal sales effort by Touchstone. Purchases made at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES
-----

The Trust intends to qualify annually and to elect that each Fund be treated as a regulated investment company under the Code.

To qualify as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2003, the Emerging Growth Fund, Growth Opportunities Fund, Enhanced 30 Fund, Value Plus Fund and Small Cap Growth Fund and as of December 31, 2002, the Large Cap Growth Fund had the following capital loss carryforwards for federal income tax purposes:

                                    AMOUNT      EXPIRATION DATE
-----------------------------------------------------------------
Emerging Growth Fund             $24,155,186    March 31, 2011

Growth Opportunities Fund        $ 2,005,441    March 31, 2009
                                 $22,448,509    March 31, 2010
                                 $21,975,058    March 31, 2011

Enhanced 30 Fund                 $    99,480    March 31, 2009
                                 $    24,780    March 31, 2010
                                 $   414,728    March 31, 2011

Value Plus Fund                  $   209,088    March 31, 2009
                                 $ 5,826,294    March 31, 2011

Small Cap Growth Fund            $    41,322    March 31, 2011

Large Cap Growth Fund            $   129,401    December 31, 2008
                                 $   164,408    December 31, 2009
                                 $   144,528    December 31, 2010
-----------------------------------------------------------------

Each Fund shareholder will receive, if appropriate, various written notices at the end of the calendar year as to the federal income status of his dividends and distributions that were received from the Fund during the year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions.

FOREIGN TAXES. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each applicable Fund's assets to be invested in various countries will vary. If the Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, such as the corresponding Fund, which have invested in the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the corresponding Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Fund on the sale of foreign securities will be treated as U.S.-source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income will be taxable to U.S. shareholders, other than corporations, at the qualified dividend income rate of 15%, or 5% for lower income levels and may qualify for the corporate dividends-received deduction, to the extent derived from qualified dividend income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the NAV of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

SALE OF SHARES. Any gain or loss realized by a shareholder upon the sale or other disposition of any shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

TIMING OF INVESTMENT. At the time of a shareholder's purchase of a Fund's shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such shareholder even if the NAV of the shareholder's shares is, as a result of the distributions, reduced below the shareholder's cost for such shares and the distributions economically represent a return of a portion of the investment.

FOREIGN WITHHOLDING TAXES. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup-withholding rate is 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

OTHER TAXATION. Shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

REDEMPTION IN KIND
------------------

Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund's NAV at the beginning of such period.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

From time to time, the Funds may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)^n = ERV
Where:
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales charge from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

THE AVERAGE ANNUAL TOTAL RETURNS OF THE FUNDS FOR THE PERIODS ENDED MARCH 31, 2003 ARE AS FOLLOWS:

Growth Opportunities Fund (Class A)
-----------------------------------
1 Year                                        -34.16%
5 Years                                        -1.96%
Since inception (9-29-95)                       6.34%

Growth Opportunities Fund (Class B)
-----------------------------------
1 Year                                        -34.51%
Since inception (5-1-01)                      -29.49%

Growth Opportunities Fund (Class C)
-----------------------------------
1 Year                                        -31.55%
Since inception (8-2-99)                      -10.54%

Enhanced 30 Fund (Class A)
--------------------------
1 Year                                        -30.43%
Since inception (5-1-00)                      -14.51%

Enhanced 30 Fund (Class B)
--------------------------
1 Year                                        -29.63%
Since inception (5-1-01)                      -18.34%

Enhanced 30 Fund (Class C)
--------------------------
1 Year                                        -26.32%
Since inception (5-16-00)                     -13.22%

Emerging Growth Fund (Class A)
------------------------------
1Year                                         -32.04%
5 Years                                         5.08%
Since inception (10-3-94)                      11.79%

Emerging Growth Fund (Class B)
------------------------------
1 Year                                        -33.09%
Since inception (5-1-01)                      -14.24%

Emerging Growth Fund (Class C)
------------------------------
1 Year                                        -30.27%
5 Years                                         5.05%
Since inception (10-3-94)*                     11.29%

Value Plus Fund (Class A)
-------------------------
1 Year                                        -32.69%
Since inception (5-1-98)                       -4.21%

Value Plus Fund (Class B)
-------------------------
1 Year                                        -31.87%
Since inception (5-1-01)                      -20.33%

Value Plus Fund (Class C)
-------------------------
1 Year                                        -29.08%
Since inception (5-1-98)*                     - 3.93%

Small Cap Growth Fund (Class A)
-------------------------------
Since inception (10-21-02)                   -7.82%

Small Cap Growth Fund (Class B)
------------------------------
Since inception (10-21-02)                   -7.38%

Small Cap Growth Fund (Class C)
-------------------------------
Since inception (10-21-02)                   -3.57%

* Date reflects inception of the predecessor. The predecessor was a series of Select Advisors Trust C that was reorganized into Touchstone Series Trust, the Funds' previous Trust, on December 31, 1998.

THE AVERAGE ANNUAL TOTAL RETURNS OF THE LARGE CAP GROWTH FUND FOR THE PERIODS ENDED DECEMBER 31, 2002 ARE AS FOLLOWS:

Large Cap Growth Fund (Class A)
-------------------------------
1 Year                                        -26.70%
5 Years                                         3.58%
Since inception (12-19-97)                      4.07%

Each Fund may also advertise total return (a "nonstandardized quotation") that is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales charge, which, if included, would reduce total return.

The total returns of the Growth Opportunities Fund and the Enhanced 30 Fund as calculated in this manner for each of the fiscal periods since inception are as follows:

                              GROWTH                            ENHANCED 30               SMALL CAP
                         OPPORTUNITIES FUND                        FUND                 GROWTH FUND(1)

                Class A     Class B     Class C     Class A     Class B     Class C    Class A    Class B  Class C
                ---------------------------------------------------------------------------------------------------
Period Ended
------------
March 31, 1996  +14.50%(2)
March 31, 1997  +12.77%
March 31, 1998  +36.73%
March 31, 1999  +29.89%
March 31, 2000  +88.88%                 +76.52%(3)
March 31, 2001  -38.42%                 -38.89%     -10.57%(4)              -11.12%(5)
March 31, 2002   -8.96%     -21.81%(6)   -9.93%       3.86%      -3.60%(6)    3.00%
March 31, 2003  -30.14%     -31.78%     -31.55%     -26.19%     -26.70%     -26.32%     -2.20%   -2.50%     -2.60%

(1)  From date of initial public offering on October 21, 2002
(2)  From date of initial public offering on September 29, 1995
(3)  From date of initial public offering on August 1, 1999
(4)  From date of initial public offering on May 1, 2000
(5)  From date of initial public offering on May 16, 2000
(6)  From date of initial public offering on May 1, 2001

The total returns of the Emerging Growth Fund and the Value Plus Fund as calculated in this manner for each of the last ten fiscal periods (or since inception) are as follows:

                          EMERGING GROWTH FUND                  VALUE PLUS FUND

Period Ended       Class A(1)  Class B(3)  Class C(1)  Class A(2)  Class B(3)  Class C(2)
------------       ----------  ----------  ----------  ----------  ----------  ----------
December 31, 1994       2.72%                   2.52%
December 31, 1995      22.56%                  21.15%
December 31, 1996      10.56%                   9.67%
December 31, 1997      32.20%                  30.67%
December 31, 1998       2.57%                   1.95%       4.29%                   2.60%
December 31, 1999      45.85%                  44.86%      15.51%                  14.24%
December 31, 2000      25.92%                  24.58%       1.91%                   1.87%
March 31, 2001         -4.95%                  -5.91%      -0.74%                  -0.89%
March 31, 2002         22.72%      11.35%      22.09%       2.34%      -5.01%       1.60%
March 31, 2003        -27.90%     -30.34%     -30.27%     -28.59%     -29.05%     -29.08%

(1)  From date of initial public offering on October 3, 1994
(2)  From date of initial public offering on May 1, 1998
(3)  From date of initial public offering on May 1, 2001

A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales charge or over periods other than those specified for average annual total return.

THE AVERAGE ANNUAL COMPOUNDED RATES OF RETURN FOR THE FUNDS (EXCLUDING SALES CHARGES) FOR THE PERIODS ENDED MARCH 31, 2003 ARE AS FOLLOWS:

Growth Opportunities Fund (Class A)
-----------------------------------
1 Year                                   -30.14%
3 Years                                  -26.84%
5 Years                                   -0.80%
Since inception (9-29-95)                  7.18%

Growth Opportunities Fund (Class B)
-----------------------------------
1 Year                                   -31.78%
Since inception (5-1-01)                 -27.98%

Growth Opportunities Fund (Class C)
-----------------------------------
1 Year                                   -31.55%
3 Years                                  -27.77%
Since inception (8-1-99)                 -10.54%

Enhanced 30 Fund (Class A)
--------------------------
1 Year                                   -26.19%
Since inception (5-1-00)                 -12.73%

Enhanced 30 Fund (Class B)
--------------------------
1 Year                                   -26.70%
Since inception (5-1-01)                 -16.59%

Enhanced 30 Fund (Class C)
--------------------------
1 Year                                   -26.32%
Since inception (5-16-00)                -13.22%

Emerging Growth Fund (Class A)
------------------------------
1 Year                                   -27.90%
3 Years                                   -5.61%
5 Years                                    6.33%
Since inception (10-3-94)                 12.57%

Emerging Growth Fund (Class B)
------------------------------
1 Year                                   -30.34%
Since inception (5-1-01)                 -12.43%

Emerging Growth Fund (Class C)
------------------------------
1 Year                                   -30.27%
3 Years                                   -7.13%
5 Years                                    5.05%
Since inception (10-3-94)*                11.29%

Value Plus Fund (Class A)
-------------------------
1 Year                                   -28.59%
3 Years                                  -10.15%
Since inception (5-1-98)                  -3.05%

Value Plus Fund (Class B)
-------------------------
1 Year                                   -29.05%
Since inception (5-1-01)                 -18.62%

Value Plus Fund (Class C)
-------------------------
1 Year                                   -29.08%
3 Years                                  -10.62%
Since inception (5-1-98)*                 -3.93%

Small Cap Growth Fund (Class A)
-------------------------------
Since inception (10-21-02)                -2.20%

Small Cap Growth Fund (Class B)
-------------------------------
Since inception (10-21-02)                -2.50%

Small Cap Growth Fund (Class C)
-------------------------------
Since inception (10-21-02)                -2.60%

* Date reflects inception of the predecessor.

A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

The Funds may advertise average annual total return after taxes on distributions. Average annual total return after taxes on distributions will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending value, according to the following formula:

     P(1+T)^n=ATV
                 D

Where:
     P    = a hypothetical initial payment of $1,000.
     T    = average annual total return (after taxes on distributions).
     n    = number of years.
     ATV  = ending value of a hypothetical  $1,000 payment made at the beginning
        D of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The calculation of average annual total return after taxes on distributions assumes the reinvestment of all dividends and distributions, less the taxes due on such distributions. The calculation also assumes the deduction of the current maximum sales charge from the initial $1,000 payment. If a Fund (or class) has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

THE AVERAGE ANNUAL RETURNS OF THE FUNDS AFTER TAXES ON DISTRIBUTIONS FOR THE PERIODS ENDED MARCH 31, 2003 ARE AS FOLLOWS:

Growth Opportunities Fund (Class A)
-----------------------------------
1 Year                                   -34.16%
5 Years                                   -2.83%
Since inception (9-29-95)                  5.46%

Growth Opportunities Fund (Class B)
-----------------------------------
1 Year                                   -34.51%
Since inception (5-1-01)                 -29.49%

Growth Opportunities Fund (Class C)
-----------------------------------
1 Year                                   -31.55%
Since inception (8-2-99)                 -10.68%

Enhanced 30 Fund (Class A)
--------------------------
1 Year                                   -30.72%
Since inception (5-1-00)                 -14.76%

Enhanced 30 Fund (Class B)
--------------------------
1 Year                                   -29.64%
Since inception (5-1-01)                 -18.40%

Enhanced 30 Fund (Class C)
--------------------------
1 Year                                   -26.35%
Since inception (5-16-00)                -13.27%

Emerging Growth Fund (Class A)
------------------------------
1 Year                                   -32.37%
5 Years                                    2.55%
Since inception (10-3-94)                  8.98%

Emerging Growth Fund (Class B)
------------------------------
1 Year                                   -33.46%
Since inception (5-1-01)                 -14.52%

Emerging Growth Fund (Class C)
------------------------------
1 Year                                   -30.64%
5 Years                                    2.26%
Since inception (10-3-94)*                 8.56%

Value Plus Fund (Class A)
-------------------------
1 Year                                   -32.84%
Since inception (5-1-98)                  -4.89%

Value Plus Fund (Class B)
-------------------------
1 Year                                   -32.03%
Since inception (5-1-01)                 -20.43%

Value Plus Fund (Class C)
-------------------------
1 Year                                   -29.08%
Since inception (5-1-98)*                 -4.50%

Small Cap Growth Fund (Class A)
-------------------------------
Since inception (10-21-02)                -7.82%

Small Cap Growth Fund (Class B)
-------------------------------
Since inception (10-21-02)                -7.38%

Small Cap Growth Fund (Class C)
-------------------------------
Since inception (10-21-02)                -3.57%

*Date reflects inception of the predecessor.

THE AVERAGE ANNUAL RETURNS OF THE LARGE CAP GROWTH FUND AFTER TAXES ON DISTRIBUTIONS FOR THE PERIODS ENDED DECEMBER 31, 2002 ARE AS FOLLOWS:

Large Cap Growth Fund (Class A)
-------------------------------
1 Year                                   -26.70%
5 Years                                    3.56%
Since inception (12-19-97)                 4.05%

The Funds may advertise average annual total return after taxes on distributions and redemption. Average annual total return after taxes on distributions and redemption will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending value, according to the following formula:

     P(1+T)^n=ATV
                 DR

Where:
     P     = a hypothetical initial payment of $1,000.
     T     = average  annual total  return  (after  taxes on  distributions  and redemption).

     n     = number of years.
     ATV   = ending value of a hypothetical $1,000 payment made at the beginning
        DR of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The calculation of average annual total return after taxes on distributions and redemption assumes the reinvestment of all dividends and distributions, less the taxes due on such distributions. The calculation also assumes the deduction of the current maximum sales charge from the initial $1,000 payment. If the Fund (or class) has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUNDS AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION FOR THE PERIODS ENDED MARCH 31, 2003 ARE AS FOLLOWS:

Growth Opportunities Fund (Class A)
-----------------------------------
1 Year                                   -20.98%
5 Years                                   -1.45%
Since inception (9-29-95)                  5.27%

Growth Opportunities Fund (Class B)
-----------------------------------
1 Year                                   -21.19%
Since inception (5-1-01)                 -22.77%

Growth Opportunities Fund (Class C)
-----------------------------------
1 Year                                   -19.37%
Since inception (8-2-99)                  -8.16%

Enhanced 30 Fund (Class A)
--------------------------
1 Year                                   -18.67%
Since inception (5-1-00)                 -11.34%

Enhanced 30 Fund (Class B)
--------------------------
1 Year                                   -18.19%
Since inception (5-1-01)                 -14.41%

Enhanced 30 Fund (Class C)
--------------------------
1 Year                                   -16.16%
Since inception (5-16-00)                -10.30%

Emerging Growth Fund (Class A)
------------------------------
1 Year                                   -19.64%
5 Years                                    3.17%
Since inception (10-3-94)                  8.64%

Emerging Growth Fund (Class B)
------------------------------
1 Year                                   -20.28%
Since inception (5-1-01)                 -11.32%

Emerging Growth Fund (Class C)
------------------------------
1 Year                                   -18.55%
5 Years                                    3.12%
Since inception (10-3-94)*                 8.36%

Value Plus Fund (Class A)
-------------------------
1 Year                                   -20.07%
Since inception (5-1-98)                  -3.30%

Value Plus Fund (Class B)
-------------------------
1 Year                                   -19.56%
Since inception (5-1-01)                 -15.95%

Value Plus Fund (Class C)
-------------------------
1 Year                                   -17.85%
Since inception (5-1-98)*                 -3.02%

Small Cap Growth Fund (Class A)
-------------------------------
Since inception (10-21-02)               -5.08%

Small Cap Growth Fund (Class B)
-------------------------------
Since inception (10-21-02)               -4.79%

Small Cap Growth Fund (Class C)
-------------------------------
Since inception (10-21-02)               -2.32%

* Date reflects inception of the predecessor.

THE AVERAGE ANNUAL TOTAL RETURNS OF THE LARGE CAP GROWTH FUND AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION FOR THE PERIODS ENDED DECEMBER 31, 2002 ARE AS
FOLLOWS:

Large Cap Growth Fund (Class A)
-------------------------------
1 Year                                   -16.13%
5 Years                                    2.90%
Since inception (12-19-97)                 3.31%

From time to time, the Funds may advertise their yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[(a-b/cd +1)^6 -1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum  offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

Performance quotations are based on historical earnings and are not intended to indicate future performance. Average annual total return and yield are computed separately for Class A, Class B and Class C shares of the Funds. The yield of Class A shares is expected to be higher than the yield of Class B and Class C shares due to the higher distribution fees imposed on Class B and Class C shares.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding a Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare Fund performance to performance as reported by other investments, indices and averages.

When advertising current ratings or rankings, the Funds may use the following publications to discuss or compare Fund performance:

Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

Morningstar,  Inc.,  an  independent  rating  service,  is the  publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars and ratings are effective for two weeks.

In addition, a Fund may also use comparative performance information of relevant indices, including the following:

The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks.

The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large and medium sized companies and is often used to indicate the performance of the overall stock market.

The S&P Barra Value Index is a capitalization-weighted index comprised of stocks of the S&P 500 with low price-to-book ratios relative to the S&P 500 as a whole. Each company of the S&P 500 is assigned to either the S&P 500 Value Index or the S&P 500 Growth Index so that the sum of the indices reflects the total S&P 500.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Index is an unmanaged index of small cap performance.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS

As of September 2, 2003, the following shareholders held over 5% of the outstanding shares of a Fund (or class):

-----------------------------------------------------------------------------------------------
FUND                                  SHAREHOLDER                                    % OF CLASS
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Fifth Third Bank - RPS*                        46.47%
Class A                               MD 1090BB
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Western and Southern Life Insurance            15.91%
Class A                               Company
                                      400 Broadway
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------

                                       80

-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Western-Southern Life Assurance                10.10%
Class A                               Company
                                      400 Broadway
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Western and Southern Life Insurance             9.89%
Class A                               Company
                                      400 Broadway
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               A.G. Edwards & Sons Inc. Custodian              9.80%
Class B                               FBO A Customer's Account
                                      23133 Brookdale Street
                                      St. Clair Shores, MI
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               A.G. Edwards & Sons Inc. Custodian              9.80%
Class B                               FBO A Customer's Account
                                      23133 Brookdale Street
                                      St. Clair Shores, MI
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Donaldson Lufkin & Jenrette                     8.17%
Class B                               FBO A Customer's Account
                                      P.O. Box 2052 Jersey City, NJ
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Glen M. Hanson                                  6.38%
Class B                               6 Keating Drive
                                      Cold Spring, KY
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Charles J. Summerville                          8.59%
Class B                               2052 Clarence Avenue
                                      Lakewood, OH
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Pershing LLC*                                  27.01%
Class B                               P.O. Box 2052
                                      Jersey  City, NJ
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Wells Fargo Investments LLC                     6.40%
Class B                               608 Second Avenue South
                                      Minneapolis, MN
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Donaldson Lufkin & Jenrette                    12.74%
Class C                               P.O. Box 2052
                                      Jersey City, NJ
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               A.G. Edwards & Sons Inc.                        5.92%
Class C                               One North Jefferson
                                      St. Louis, MO.
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Haley Stone Supply Inc.                         5.98%
Class C                               1085 Collins Court
                                      Oakland, MI
-----------------------------------------------------------------------------------------------
Growth Opportunities Fund - Class A   Fidelity Investments Institutional             19.12%
                                      100 Magellan Way KW1C
                                      Covington, KY
-----------------------------------------------------------------------------------------------
Growth Opportunities Fund - Class A   Fifth Third Bank - RPS                          5.35%
                                      MD 1090BB
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Growth Opportunities Fund -           National Financial Services Corp.               5.03%
Class A                               For Benefit of a Customer's Account
                                      P.O. Box 370 New York, NY
-----------------------------------------------------------------------------------------------

                                       81

-----------------------------------------------------------------------------------------------
Growth Opportunities Fund -           National Financial Services Corp.               6.00%
Class A                               For Benefit of a Customer's Account
                                      P.O. Box 370 New York, NY
-----------------------------------------------------------------------------------------------
Growth Opportunities Fund -           National Financial Services Corp.               5.38%
Class A                               For Benefit of a Customer's Account
                                      1 Wall Street
                                      New York, NY
-----------------------------------------------------------------------------------------------
Emerging Growth Fund-Class A          Merrill Lynch, Pierce Fenner & Smith           16.83%
                                      Incorporated
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East
                                      Jacksonville, FL
-----------------------------------------------------------------------------------------------
Emerging Growth Fund-Class A          Fifth Third Bank - RPS                          6.01%
                                      MD 1090BB
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Emerging Growth Fund-Class B          Merrill Lynch, Pierce Fenner & Smith           15.07%
                                      Incorporated
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East
                                      Jacksonville, FL
-----------------------------------------------------------------------------------------------
Emerging Growth Fund-Class C          Merrill Lynch, Pierce Fenner & Smith           38.49%
                                      Incorporated
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East
                                      Jacksonville, FL
-----------------------------------------------------------------------------------------------
Enhanced 30 Fund-Class A              The Western & Southern Life Insurance          20.24%
                                      Company
                                      400 Broadway
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Enhanced 30 Fund-Class A              The Western & Southern Life Insurance          55.78%
                                      Company*
                                      400 Broadway
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Enhanced 30 Fund-Class B              Merrill Lynch, Pierce Fenner & Smith           15.24%
                                      Incorporated
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East
                                      Jacksonville, FL
-----------------------------------------------------------------------------------------------
Enhanced 30 Fund-Class C              Brenda L. Andreas                               5.37%
                                      406 Red Barn Road
                                      Willow Grove, PA
-----------------------------------------------------------------------------------------------
Enhanced 30 Fund-Class C              Merrill Lynch, Pierce Fenner & Smith           16.91%
                                      Incorporated
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East
                                      Jacksonville, FL
-----------------------------------------------------------------------------------------------
Enhanced 30 Fund-Class C              Stifel Nicolaus & Co. Inc.                      7.01%
                                      501 North Broadway
                                      St. Louis, MO
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class A               Columbus Life Insurance Company                22.39%
                                      400 Broadway
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class A               Fifth Third Bank - RPS                         21.98%
                                      MD 1090BB
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------

                                       82

-----------------------------------------------------------------------------------------------
Value Plus Fund-Class A               NFSC FEBO                                       5.27%
                                      P.O. Box 370
                                      New York, NY
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class A               NFSC FEBO                                       7.26%
                                      1Wall Street
                                      New York, NY
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class A               The Western & Southern Life Insurance Co.      19.83%
                                      400 Broadway
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class B               Donald P. Morgan                                5.10%
                                      3716 S Three Mile Road
                                      Bay City, MI
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class B               Mikey N. Goolsby                                5.14%
                                      266 County Road 461A
                                      Brazoria, TX
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class B               Francis H. Ehlmann                              5.36%
                                      3221 Bowman Ridge
                                      Saint Charles, MO
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class B               Donaldson, Lufkin & Jenrette                    7.39%
                                      FBO A Customer's Account
                                      P.O. Box 2052 Jersey City, NJ
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class B               Donaldson, Lufkin & Jenrette                    5.06%
                                      FBO A Customer's Account
                                      P.O. Box 2052
                                      Jersey City, NJ
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class B               PaineWebber                                     5.68%
                                      For the Benefit of its Customers
                                      P.O. Box 3321
                                      Weehawken, NJ
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class B               Stifel Nicolaus & Co. Inc.                      5.00%
                                      501 North Broadway
                                      St. Louis, MO
----------------------------------------------------------------------------------------------
Value Plus Fund-Class C               The Western & Southern Life Insurance          13.75%
                                      Company
                                      400 Broadway
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Value Plus Fund-Class C               Western-Southern Life Insurance                 9.68%
                                      Company
                                      400 Broadway
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Small Cap Growth Fund-Class A         Merrill Lynch, Pierce Fenner & Smith            7.44%
                                      Incorporated
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East
                                      Jacksonville, FL
-----------------------------------------------------------------------------------------------
Small Cap Growth Fund-Class A         SEI Private Trust Company                       8.48%
                                      c/o Irwin Union
                                      One Freedom Valley Drive
                                      Oaks, PA
-----------------------------------------------------------------------------------------------
Small Cap Growth Fund-Class A         Western & Southern Life                        22.82%
                                      400 Broadway MS 80
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------

                                       83

-----------------------------------------------------------------------------------------------
Small Cap Growth Fund-Class A         The Western & Southern Life Insurance Co.      17.75%
                                      400 Broadway
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Small Cap Growth Fund-Class A         The Western & Southern Life Assurance Co.      10.14%
                                      400 Broadway
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------
Small Cap Growth Fund-Class B         Merrill Lynch, Pierce Fenner & Smith           16.78%
                                      Incorporated
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East
                                      Jacksonville, FL
-----------------------------------------------------------------------------------------------
Small Cap Growth Fund-Class C         Merrill Lynch, Pierce Fenner & Smith           56.63%
                                      Incorporated
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East
                                      Jacksonville, FL
-----------------------------------------------------------------------------------------------

*May be deemed to control a Fund (or class) by virtue of the fact that it owned of record more than 25% of the outstanding shares as of September 3, 2003.

As of September 2, 2003, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).

CUSTODIAN
---------

Brown Brothers Harriman & Co., 140 Broadway, New York, New York 10005, serves as the Trust's custodian. Brown Brothers Harriman acts as the Trust's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------

The firm of Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio, has been selected as independent auditors for the Trust for fiscal year ending March 31, 2004. Ernst & Young LLP will perform an audit of the Trust's financial statements for its fiscal year end and advise the Trust as to certain accounting matters.

TRANSFER, ACCOUNTING AND ADMINISTRATIVE AGENT
---------------------------------------------

TRANSFER AGENT. The Trust's transfer agent, Integrated Fund Services, Inc. ("Integrated"), 221 East Fourth Street, Cincinnati, Ohio 45202, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust,

Integrated receives a monthly per account fee from each Fund, plus out of-pocket expenses. Integrated is an affiliate of the Advisor by reason of common ownership.

ACCOUNTING AND PRICING AGENT. Integrated provides accounting and pricing services to the Trust. For calculating daily NAV per share and maintaining all necessary books and records to enable Integrated to perform its duties, each Fund pays Integrated a fee based on the asset size of the Fund, plus out-of-pocket expenses. The Funds also pay the costs of outside pricing services.

Prior to March 17, 2002, Investors Bank & Trust Company provided accounting and pricing and administrative services to the Emerging Growth Fund and the Value Plus Fund. Set forth below are the accounting and pricing fees paid by the Funds during the stated fiscal periods:

                                        3-31-03       3-31-02       12-31-00
                                        -------       -------       --------

Emerging Growth Fund                  $   66,234    $  196,006*    $   83,161*
Value Plus Fund                           52,782       147,233*        98,093*

                                        3-31-03       3-31-02        3-31-01
                                        -------       -------        -------

Enhanced 30 Fund                      $   45,750    $   47,000     $   32,000
Growth Opportunities Fund                 56,750        59,000         46,000
Small Cap Growth Fund                     19,169

*Represents a unified fee that includes accounting, administration and custody fees.

ADMINISTRATIVE AGENT. Integrated also provides administrative services to the Funds. These administrative services include supplying non-investment related statistical and research data, internal regulatory compliance services, executive and administrative services, supervising the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, Integrated receives a monthly fee from each Fund based on its average daily net assets, plus out-of-pocket expenses. The fees paid for administrative services by the Funds for the fiscal year ended March 31, 2003 are set forth below. The administrative fees paid by the Emerging Growth Fund and Value Plus Fund during prior fiscal years are reflected in the accounting and pricing fee chart above. The Enhanced 30 Fund and the Growth Opportunities Fund did not began paying administrative fees until August 1, 2002.

                                     3-31-03
                                     -------
Emerging Growth Fund                $151,466
Value Plus Fund                       37,217
Enhanced 30 Fund                       3,025
Growth Opportunities Fund             41,073
Small Cap Growth Fund                  3,806

Prior to October 6, 2003, Navellier provided administrative services to the Large Cap Growth Fund. In addition, Navellier had an agreement with FBR National Bank & Trust to perform some or all administrative services and these services were paid by Navellier out of its administrative service fee. Set forth below are the administrative fees paid to Navellier during the stated fiscal years:

                      12-31-02         12-31-01          12-31-00
                      --------         --------          --------
                       $40,440          $66,111           $88,170

FINANCIAL STATEMENTS
--------------------

The financial statements for the Emerging Growth Fund, Value Plus Fund, Enhanced 30 Fund, Growth Opportunities Fund and Small Cap Growth Fund as of March 31, 2003 appear in the Trust's annual report, which is incorporated by reference herein. The Trust's annual report was audited by Ernst & Young LLP. The financial statements for the Large Cap Growth Fund as of June 30, 2003 appear in the Navellier Performance Funds semiannual report, which is incorporated by reference herein. The Navellier Performance semiannual report is unaudited. The financial statements for the Large Cap Growth Fund as of December 31, 2002 appear in the Navellier Performance Annual Report which is incorporated by reference herein.

                                    APPENDIX
                        BOND AND COMMERCIAL PAPER RATINGS

         Set forth below are descriptions of the ratings of Moody's, S&P and Fitch, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

                              MOODY'S BOND RATINGS

Aaa. Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               S&P'S BOND RATINGS

AAA. Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from higher rated issues only in a small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

      BB, B, CCC, CC and C. Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

D. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      Plus (+) or Minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR.   Not rated.

                                 FITCH RATINGS:

     AAA - "AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events."

     AA - "AA ratings denote a very low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events."

     A - "A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings."

     BBB - "BBB ratings indicate that there is currently a low expectation of credit risk. Capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category."

     BB - "BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade."

     B - "B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment."

     CCC, CC, C - "Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default."

     DDD, DD and D - "Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50%-90% of such outstanding, and 'D' the lowest recovery potential, i.e. below 50%."

UNRATED. Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effect of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, Ba-1 and B-1.

                         S&P'S COMMERCIAL PAPER RATINGS

A. S& P's commercial paper rating is a current opinion of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

     A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3 Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                        MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                         MOODY'S CORPORATE NOTE RATINGS

MIG-1 "Notes which are rated MIG-1 are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing."

MIG-2 "Notes which are rated MIG-2 are judged to be of high quality. Margins of protection are ample although not so large as in the preceding group."

                          S&P'S CORPORATE NOTE RATINGS

SP-1   "Debt rated SP-1 has very strong or strong  capacity to pay principal and
       interest.   Those  issues  determined  to  possess   overwhelming  safety
       characteristics will be given a plus (+) designation."

SP-2   "Debt  rated  SP-2  has  satisfactory   capacity  to  pay  principal  and
       interest."

SP-3   "Debt rated SP-3 has speculative capacity to pay principal and interest."